UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Atlanta Braves Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ATLANTA BRAVES HOLDINGS, INC. 755 Battery Avenue SE Atlanta, Georgia 30339

DEAR FELLOW STOCKHOLDERS:
You are invited to attend the 2026 Annual Meeting of Stockholders of Atlanta Braves Holdings, Inc., which will take place at 9:30 a.m. Eastern Time on Wednesday, May 20, 2026. The Annual Meeting will be conducted entirely online via live webcast. This format provides stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. You can join the Annual Meeting, submit questions, and vote your shares electronically by visiting www.virtualshareholdermeeting.com/BATR2026. To access the Annual Meeting, please have your 16-digit control number, found on your Notice of Internet Availability of Proxy Materials or proxy card. Online check-in will start shortly before the Annual Meeting on May 20, 2026—we recommend logging in at least fifteen minutes early to allow sufficient time for technical check-in and verification when the Annual Meeting begins.
During the Annual Meeting, you will be asked to consider and vote on the proposals outlined in the accompanying Notice of Annual Meeting and Proxy Statement, as well as any other business that may properly come before the Annual Meeting.
Your vote is important, no matter how many shares you own. Whether or not you plan to attend the Annual Meeting, please review the enclosed proxy materials and promptly vote via the Internet, by telephone or by completing and returning the proxy card if you received a paper copy by mail. Voting in advance will not prevent you from revoking your proxy or changing your vote during the Annual Meeting.
Thank you for your continued support of Atlanta Braves Holdings.
Very truly yours,
Terence F. McGuirk
Chairman of the Board, President and Chief Executive Officer
April 2, 2026
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 2, 2026, and the proxy materials relating to the Annual Meeting will first be made available on or about the same date.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
We are providing this Proxy Statement (this “Proxy Statement”) in connection with the solicitation by the Board of Directors (the “Board”) of Atlanta Braves Holdings, Inc., a Nevada corporation (referred to as “Atlanta Braves Holdings,” the “Company,” “we,” “us” or “our”), of proxies to be voted at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
May 20, 2026, at 9:30 a.m. ET	You may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/BATR2026.	March 27, 2026
To enter the Annual Meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the Annual Meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Annual Meeting on May 20, 2026.
At the Annual Meeting, you will be asked to consider and vote on the following proposals. Our Board has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGE
1	A proposal to elect Wonya Y. Lucas to continue serving as a Class III member of our Board until the 2029 Annual Meeting of Stockholders or her earlier resignation or removal.	FOR the director nominee	13
2	A proposal to ratify the selection of KPMG LLP as our independent auditor for the fiscal year ending December 31, 2026 (the “2026 Fiscal Year”).	FOR	26
	You may also be asked to consider and vote on such other business as may properly come before the Annual Meeting.
We describe the proposals in more detail in the accompanying Proxy Statement. We encourage you to read the Proxy Statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the Annual Meeting. You may vote electronically during the Annual Meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the Annual Meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof:
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Series A common stock (BATRA)

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Series B common stock (BATRB)

These holders will vote together as a single class on each proposal.

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by law, and may not vote on the proposals to be presented at the Annual Meeting:
•
Series C common stock (BATRK)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on
May 20, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.
By order of the Board of Directors,
Gregory J. Heller
Executive Vice President,
Chief Legal Officer and Secretary
April 2, 2026
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Proxy Summary
PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all information you should consider. Please read the entire Proxy Statement carefully before voting.
ABOUT THE COMPANY
Atlanta Braves Holdings indirectly owns the Major League Baseball (“MLB”) franchise known as the Atlanta Braves (the “Braves”) and a real estate portfolio including the mixed-use development The Battery Atlanta (“The Battery Atlanta”), which is located adjacent to the Braves’ home stadium, Truist Park.
The Braves are the only existing major league franchise to have played every season since the first professional circuit began. Since 1991, Braves teams have earned three National League wild cards, 21 division championships, six National League pennants, and two World Series titles—most recently in 2021.
The Battery Atlanta spans approximately 2.25 million square-feet of mixed-use development, located around Truist Park and offers an expansive mix of market-exclusive entertainment experiences, chef-driven restaurants, boutique shopping, the Omni and Aloft Hotels, and The Coca-Cola Roxy music venue.
2025 YEAR IN REVIEW
Delivered Strong Operating and Financial Performance
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Total revenue grew to $732 million in 2025, up 11% from the prior year.

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Baseball revenue increased 7% from the prior year to $635 million.

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Mixed-Use Development revenue grew 45% from the prior year to $97 million.

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Total Adjusted OIBDA(1) grew to $108 million in 2025, up 172% from the prior year.

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Operating loss improved by $26 million to $14 million, down from $40 million in the prior year.

Advanced Post-Split-Off Transition Activities
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Completed the transition of general and administrative functions following the Company’s split-off from Liberty Media Corporation (“Liberty Media”) in July 2023 and the termination of a services agreement with Liberty Media in October 2025.

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Hosted the Company’s first Investor Day in June 2025.

(1)
For a definition of Adjusted OIBDA as defined by the Company, as well as a reconciliation of Adjusted OIBDA to operating income (loss), see Appendix A to this Proxy Statement.

ATLANTA BRAVES HOLDINGS / 1

Proxy Summary
Enhanced Compensation and Governance Practices
To support the Company’s strategic objectives and further align leadership incentives with stockholder value creation, the Company implemented several compensation program enhancements in 2025:
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Engaged an independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”)

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Redesigned the annual incentive bonus program to place greater emphasis on financial performance

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Developed a compensation comparator group consisting of 17 companies in the media/entertainment, consumer discretionary and REIT sectors

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Modified the CEO compensation arrangement to better align with market data, Company performance, and long-term stockholder value creation, informed by the new comparator group

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Granted a special performance-based equity award to our executive officers and other key employees to strengthen alignment with stockholder interests and promote long-term performance

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Adopted competitive stock ownership guidelines applicable to the Company’s executive officers and directors

2 / 2026 PROXY STATEMENT

Proxy Summary
Mission
Be an industry leading organization advancing the best sports and entertainment experiences.
Values

Create Welcoming Experiences—We aim to share the passion and hospitality of the Atlanta Braves with our fans, staff, players, partners, and the communities we serve by embracing diverse perspectives and backgrounds.

Serve with Excellence—We are committed to holding ourselves to the highest standard of service, ensuring the best experience for all.
Innovate & Collaborate—We are dedicated to cultivating an industry-leading environment that nurtures new ideas, innovative processes, and cutting-edge technology through collaborative efforts.

Build Impactful Relationships—We strive to develop enduring relationships with our fans, staff, players, partners, and the communities we serve. We understand that these connections are the fundamental driving force behind our success.

Championing Our Communities
The Company makes an impact both on and off the field. We work together with our corporate, civic and community partners to engage Braves Country, reach vulnerable populations and improve access in sport, health, education and well-being outcomes for children and communities.
The Atlanta Braves Foundation (the “Foundation”) serves as the philanthropic outreach and community impact arm of the Braves. The Foundation’s mission is to build community through baseball across Braves Country, which includes Alabama, Georgia, Mississippi, North Carolina, South Carolina and Tennessee. By collaborating with our team, front office, minor league affiliates, fans, partners, donors, and others, we reach vulnerable communities and improve well-being outcomes through access to sport, health and educational programs. From Atlanta, Georgia, through all six states of our territory, our mission runs deep.
For more information, please visit our “Braves in the Community” webpage, which can be viewed at this link: https://www.mlb.com/braves/community. The information on this website is not a part of, and should not be deemed incorporated by reference into, this Proxy Statement.

ATLANTA BRAVES HOLDINGS / 3

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors (see page 13)
OUR BOARD RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE
The Board of Directors recommends that you vote FOR the director nominee. Ms. Lucas brings a range of relevant experiences, including significant experience with broadcasting, programming, content development and brand management, and contributes to the multitude of perspectives that is essential to good governance and leadership of the Company. See page 13 for further information.
OUR DIRECTOR NOMINEE
WONYA Y. LUCAS
Director Since: 2023	Committees: Compensation (Chair), Audit, Nominating and Corporate Governance
Independent Director

Ms. Lucas brings to our Board significant experience in the broadcasting industry, having an extensive background in programming, content development and brand management. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our Board.

4 / 2026 PROXY STATEMENT

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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75% of directors are independent

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Executive sessions of independent directors held regularly without the participation of management

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Independent directors chair the Audit, Compensation and Nominating and Corporate Governance Committees

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Ability to engage with independent consultants or advisors, including the engagement of an independent compensation consultant

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No Compensation Committee interlocks or Compensation Committee engagement in related party transactions in 2025

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100% director attendance at 2025 meetings of the Board and its Committees

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Stockholder ability to recommend director nominees

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Corporate Governance Guidelines, Code of Business Conduct and Ethics and various policies (including Enterprise Risk Management Policy and Human Rights Policy), which are published online

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

Proposal 2: Ratification of Auditor (see page 26)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
The Board of Directors recommends that you vote FOR this proposal to ratify the selection of KPMG LLP as our independent auditor for the 2026 Fiscal Year because KPMG LLP is an independent firm with few ancillary services and reasonable fees and has significant industry and financial reporting expertise. See page 26 for further information.
ATLANTA BRAVES HOLDINGS / 5

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of executives with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

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Performance targets for our executives support the long-term growth of the Company.

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We have a clawback policy providing for the recovery of erroneously awarded incentive-based compensation in accordance with Nasdaq and SEC rules.

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We have stock ownership guidelines for our executive officers. As of March 27, 2026, all of our NEOs were in compliance with the guidelines.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not issue equity awards in coordination with the release of material non-public information, including quarterly earnings announcements.

2025 Enhancements to Compensation and Governance Practices
To support the Company’s strategic objectives and further align leadership incentives with stockholder value creation, the Company implemented several compensation program enhancements in 2025:
•
Engaged an independent compensation consultant, FW Cook

•
Redesigned the annual incentive bonus program to place greater emphasis on financial performance

•
Developed a compensation comparator group consisting of 17 companies in the media/entertainment, consumer discretionary and REIT sectors

•
Modified the CEO compensation arrangement to better align with market data, Company performance, and long-term stockholder value creation, informed by the new comparator group

•
Granted a special performance-based equity award to strengthen alignment with stockholder interests and promote long-term performance

•
Adopted competitive stock ownership guidelines applicable to the Company’s executive officers and directors

6 / 2026 PROXY STATEMENT

Proxy Summary
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this Proxy Statement in connection with the Board of Directors’ solicitation of proxies for use at our 2026 Annual Meeting of Stockholders to be held at 9:30 a.m. Eastern Time on Wednesday, May 20, 2026, or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/BATR2026. At the Annual Meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this Proxy Statement.
We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (“BATRA”), and Series B common stock, par value $0.01 per share (“BATRB”). The holders of our Series C common stock, par value $0.01 per share (“BATRK”) are not entitled to any voting powers, except as required by law, and may not vote on the proposals to be presented at the Annual Meeting. We refer to BATRA, BATRB and BATRK together as the Company’s common stock (“common stock”).
ATLANTA BRAVES HOLDINGS / 7

The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the Securities and Exchange Commission’s (“SEC”) “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders and to post our Proxy Statement and our annual report to our stockholders (collectively, the “proxy materials”) electronically. The Notice is first being mailed to our stockholders on or about April 2, 2026. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on May 20, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025
Annual Report are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (844) 998-0388 (outside the United States (813) 255-2421). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The Annual Meeting of Stockholders is to be held at 9:30 a.m. Eastern Time on Wednesday, May 20, 2026. The Annual Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. This format provides stockholders with the same rights and opportunities to participate as you would have at an in-person meeting. You may
8 / 2026 PROXY STATEMENT

The Annual Meeting
attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/BATR2026. To enter the Annual Meeting, you will need the 16-digit control number that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the Annual Meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Annual Meeting on May 20, 2026.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the Annual Meeting you have technical difficulties or trouble accessing the applicable virtual meeting website, Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the Annual Meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/BATR2026. If the Company experiences technical difficulties during the Annual Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Annual Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Annual Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, the Company will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/BATR2026.
PURPOSE
At the Annual Meeting, you will be asked to consider and vote on each of the following:
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to elect Wonya Y. Lucas to continue serving as a Class III member of our Board until the 2029 Annual Meeting of Stockholders or her earlier resignation or removal; and

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to ratify the selection of KPMG LLP as our independent auditors for the 2026 Fiscal Year.

You may also be asked to consider and vote on such other business as may properly come before the Annual Meeting, although we are not aware at this time of any other business that might come before the Annual Meeting.
RECOMMENDATION OF OUR BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS FOR INCLUSION IN THE PROXY MATERIALS AND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEE AND FOR THE AUDITORS RATIFICATION PROPOSAL.

QUORUM
In order to conduct the business of the Annual Meeting, a quorum must be present. This means that the holders of at least a majority of the total voting power represented by the shares of the Company’s common stock outstanding on the record date and entitled to vote at the Annual Meeting must be represented at the Annual Meeting either in person or by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the Annual Meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (“broker non-votes”) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of BATRA and BATRB, as recorded in our stock register as of the close of business on March 27, 2026 (such date and time, the “record date” for the Annual Meeting), will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof.
ATLANTA BRAVES HOLDINGS / 9

The Annual Meeting
VOTES REQUIRED
If a director nominee receives a plurality of the combined voting power of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the director election at the Annual Meeting, voting together as a single class, he or she will be elected to office.
Approval of the auditors ratification proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of the Company’s common stock that are present in person or by proxy, and entitled to vote on the proposal, voting together as a single class.
Virtual attendance at the Annual Meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the Annual Meeting, holders of shares of BATRA will have one vote per share, and holders of shares of BATRB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of BATRK will not be eligible to vote on the proposals at the Annual Meeting.
SHARES OUTSTANDING
As of the record date, 10,318,187 shares of BATRA and 977,751 shares of BATRB were issued and outstanding and entitled to vote at the Annual Meeting.
NUMBER OF HOLDERS
As of the record date, there were 5,210 and 26 record holders of BATRA and BATRB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of BATRA and BATRB as of the record date may vote via the Internet at the Annual Meeting or prior to the Annual Meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/BATR2026. To enter the Annual Meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the Annual Meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the Annual Meeting on May 20, 2026.
Instructions for voting prior to the Annual Meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the Annual Meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of the Company’s common stock represented by a proxy submitted as described herein and received at or before the Annual Meeting will be voted in accordance with the instructions on the proxy. By granting a proxy, you authorize the persons named as proxies to represent you and vote your shares at the Annual Meeting.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the Annual Meeting. You may change your vote at the Annual Meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of the director nominee and “FOR” the auditors ratification proposal.
10 / 2026 PROXY STATEMENT

The Annual Meeting
If you submit a proxy indicating that you abstain from voting on the auditors ratification proposal, it will have the same effect as a vote “AGAINST” the auditors ratification proposal.
If you do not submit a proxy or you do not vote at the Annual Meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (“Nasdaq”) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the director election proposal, as described in this Proxy Statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of the Company’s common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of BATRA and BATRB or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the Annual Meeting, you may change your vote by attending the Annual Meeting online and voting via the Internet at the Annual Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the Annual Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m. Eastern Time on May 19, 2026 for shares held directly.
Your attendance at the Annual Meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the Annual Meeting, please contact Investor Relations at (404) 614-1501 or Broadridge at (844) 998-0388 (outside the United States (813) 255-2421).
ATLANTA BRAVES HOLDINGS / 11

The Annual Meeting
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the Annual Meeting other than that which is described in the Notice and this Proxy Statement. If, however, other matters are properly brought to a vote at the Annual Meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the Annual Meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This Proxy Statement relates to our Annual Meeting of Stockholders for the calendar year 2026 which will take place on May 20, 2026. Based solely on the date of our 2026 Annual Meeting and the date of this Proxy Statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 755 Battery Avenue SE, Atlanta, Georgia 30339, by the close of business on December 3, 2026 in order to be eligible for inclusion in our proxy materials for the Annual Meeting of Stockholders for the calendar year 2027 (the “2027 Annual Meeting”), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than February 19, 2027 and not later than March 21, 2027 to be considered for presentation at the 2027 Annual Meeting. We currently anticipate that the 2027 Annual Meeting will be held during the second quarter of 2027. If the 2027 Annual Meeting takes place more than 30 days before or 30 days after May 20, 2027 (the anniversary of the 2026 Annual Meeting date), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2027 Annual Meeting is communicated to stockholders or public disclosure of the date of the 2027 Annual Meeting is made, whichever occurs first, in order to be considered for presentation at the 2027 Annual Meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than March 21, 2027. All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and applicable law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.bravesholdings.com. Information contained on any website referenced in this Proxy Statement is not incorporated by reference in this Proxy Statement. If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”), which was filed on February 26, 2026 with the SEC, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Atlanta Braves Holdings, Inc., 755 Battery Avenue SE, Atlanta, Georgia 30339, Tel. No. (404) 614-1501, and we will provide you with the 2025 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
12 / 2026 PROXY STATEMENT

Proposal 1 – Election of Directors
Proposal 1—Election of Directors

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Wonya Y. Lucas to continue serving as a Class III member of our Board until the 2029 Annual Meeting of Stockholders or her earlier resignation or removal.
Our Board of Directors currently consists of four directors, divided among three classes, with one class standing for election each year. Our Class III director, whose term will expire at the 2026 Annual Meeting, is Wonya Y. Lucas. This director is nominated for election to our Board to continue serving as a Class III director, and we have been informed that Ms. Lucas is willing to continue serving as a director of the Company. The term of the Class III director who is elected at the Annual Meeting will expire at the Annual Meeting of Stockholders in the year 2029. Our Class I director, whose term will expire at the Annual Meeting of Stockholders in the year 2027, is Brian M. Deevy. Our Class II directors, whose terms will expire at the Annual Meeting of Stockholders in the year 2028, are Terence F. McGuirk and Diana M. Murphy.
If the director nominee should decline election or should become unable to serve as a director of the Company for any reason before election at the Annual Meeting, votes will be cast by the person appointed as proxy for a substitute nominee, if any, designated by the Board of Directors.
The following lists the nominee for election as a director at the Annual Meeting and the three directors of the Company whose term of office will continue after the Annual Meeting, and includes as to each person how long such person has been a director of the Company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” All positions referenced in the biographical information below with the Company include, where applicable, positions with our predecessors. The number of shares of the Company’s common stock beneficially owned by each director is set forth in this Proxy Statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our Nominating and Corporate Governance Committee of our Board of Directors (“Nominating and Corporate Governance Committee”) have determined that Ms. Lucas, who is nominated for election at the Annual Meeting, continues to be qualified to serve as a director of the Company and such nomination was approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the director election at the Annual Meeting, voting together as a single class, is required to elect Ms. Lucas as a Class III member of our Board of Directors.
RECOMMENDATION OF OUR BOARD OF DIRECTORS
The Board of Directors recommends that you vote FOR the director nominee. Ms. Lucas brings a range of relevant experiences, including significant experience with broadcasting, programming, content development and brand management, and contributes to the multitude of perspectives that are essential to good governance and leadership of the Company.

ATLANTA BRAVES HOLDINGS / 13

Proposal 1 – Election of Directors
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Compensation	Nominating & Corporate Governance	Audit	Other Public Board Directorships
Class III director who will stand for election this year
WONYA Y. LUCAS	2023	C	M	M	1
Class I director whose term will expire in 2027
BRIAN M. DEEVY	2023	M	M	C	1
Class II directors whose terms will expire in 2028
TERENCE F. MCGUIRK	2023				0
DIANA M. MURPHY	2023	M	C	M	2
C = Chairperson	M = Member	= Independent
14 / 2026 PROXY STATEMENT

Proposal 1 – Election of Directors
NOMINEE FOR ELECTION AS DIRECTOR
Wonya Y. Lucas	Independent Director Director Since: July 2023 Age: 63 Committees: Compensation (Chair), Audit, Nominating and Corporate Governance
Ms. Lucas brings to our Board significant experience in the broadcasting industry, having an extensive background in programming, content development and brand management. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our Board.

Professional Background:
•
President and Chief Executive Officer of Hallmark Media (formerly Crown Media Holding) from July 2020 until December 2023

•
President and Chief Executive Officer of Public Broadcasting Atlanta from April 2015 until August 2020

•
President of Lucas Strategic Consultants LLC from 2013 until 2015

•
President and Chief Executive Officer of TV One from 2011 until 2013

•
Executive Vice President and Chief Operating Officer, Discovery Channel and Science Channel, of Discovery Communications, Inc. from 2010 until 2011

•
Executive Vice President and Global Chief Marketing Officer of Discovery Communications, Inc. from 2008 until 2010

•
Executive Vice President, General Manager of The Weather Channel Companies from 2004 until 2008

•
Executive Vice President, Strategic Marketing of The Weather Channel Companies from 2002 until 2004

•
TBS from 1994 until 2002, where she served in a variety of marketing and strategy roles

•
Vice Chair of National Public Radio from May 2017 until August 2020

Other Public Company Directorships:
•
Comcast Corporation (2024 – present)

Former Public Company Directorships:
•
E.W. Scripps Company (2019 – 2022)

•
J.C. Penney Company, Inc. from (2017 – 2020)

ATLANTA BRAVES HOLDINGS / 15

Proposal 1 – Election of Directors
DIRECTOR WHOSE TERM EXPIRES IN 2027
Brian M. Deevy	Independent Director Director Since: July 2023 Age: 70 Committees: Audit (Chair), Compensation, Nominating and Corporate Governance
Mr. Deevy brings to our Board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to the Company’s activities in these areas.

Professional Background:
•
Head of Royal Bank of Canada (“RBC”) Capital Markets’ Communications, Media & Entertainment (“CME”) Group from 2007 until 2015

•
Responsible for strategic development of the RBC CME Group’s business (including mergers & acquisitions, private equity and debt capital formation and financial advisory engagements)

•
Chairman and Chief Executive Officer of Daniels & Associates (investment banking firm that provided financial advisory services to the communications industry until it was acquired by RBC in 2007)

•
Prior to joining Daniels & Associates, RBC Daniels’ predecessor, was with Continental Illinois National Bank

•
Director of the Daniels Fund (2003 – present)

•
Director of the U.S. Olympic and Paralympic Foundation (2006 – 2014)

Other Public Company Directorships:
•
Liberty Media (2015 – present)

Former Public Company Directorships:
•
Trine II Acquisition Corp. (2021 – 2023)

•
Ascent Capital Group, Inc. (2013 – 2016)

•
Ticketmaster Entertainment, Inc. (2008 – 2010)

DIRECTORS WHOSE TERMS EXPIRE IN 2028
Terence F. McGuirk	Chairman Director Since: July 2023 Age: 74 Committees: None
As Chairman, President and Chief Executive Officer of the Company, Mr. McGuirk maintains executive oversight over all aspects of the Braves franchise and The Battery Atlanta. His in-depth experience with the Braves franchise, involvement with MLB and prior experience in the broadcasting sector provide the Company and our Board with valuable insight.

Professional Background:
•
Chairman of the Braves since 2007

•
Chairman and Chief Executive Officer of the Braves since 2014

•
Chairman of Braves Development Company since 2014

•
Chairman, President and Chief Executive Officer of Turner Broadcasting System, Inc. (“TBS”) from 1996 until 2001

•
Vice Chairman of TBS and Chief Executive Officer of the TBS-owned Atlanta sports teams, including the Braves, the National Basketball Association Hawks and the National Hockey League Thrashers from March 2001 until December 2003

•
Ex officio member of the MLB Executive Council, Chairman of the MLB Committee on Economic Reform and member of MLB’s Ownership Committee and Finance and Compensation Committee

Other Public Company Directorships: None Former Public Company Directorships: • Havertys Furniture Company (2001 – 2016)
16 / 2026 PROXY STATEMENT

Proposal 1 – Election of Directors
Diana M. Murphy	Independent Director Director Since: July 2023 Age: 69 Committees: Nominating and Corporate Governance (Chair), Audit, Compensation
Ms. Murphy brings to our Board extensive experience in leadership roles on boards of publicly traded, private and non-profit organizations. Her business acumen and expertise in strategic planning, management development and risk management add important perspective and experience to our Board.

Professional Background:
•
Managing Director of Rocksolid Holdings, LLC since 2007

•
Previously held various management positions at Tribune Media Company from 1979 until 1992, including as Senior Vice President, and at The Baltimore Sun Company from 1992 to 1995

•
Managing Director of Chartwell Capital Management, Inc. from 1997 until 2007

•
Managing Director of the Georgia Research Alliance Venture Fund from 2012 until 2016

•
President of the United States Golf Association from 2016 until 2018

Other Public Company Directorships:
•
Landstar System, Inc.—Non-Executive Chairman (1998 – present)

•
American International Group, Inc. (March 2023 – present)

Former Public Company Directorships:
•
CTS Corporation from (2010 – 2020)

•
Synovus Financial Corp. (2017 – 2025)

ATLANTA BRAVES HOLDINGS / 17

Corporate Governance
Corporate Governance

DIRECTOR INDEPENDENCE
The Company’s Corporate Governance Guidelines require that a majority of the Board consist of directors who are independent, as determined in accordance with the independence requirements set forth in Nasdaq’s Corporate Governance Rules and all other legal and regulatory requirements. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with the Company. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the Nominating and Corporate Governance Committee evaluates director independence and follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Brian M. Deevy, Diana M. Murphy and Wonya Y. Lucas qualifies as an independent director of the Company.
BOARD COMPOSITION
As described above under “Proposal 1—Election of Directors,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, broadcasting, venture capital, investment banking, auditing and financial engineering. For more information on our policies with respect to Board candidates, see “Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—Election of Directors,” our Board of Directors currently consists of four directors, divided among three classes, with one class standing for election each year. In August 2025, the Nominating and Corporate Governance Committee compared the Company’s governance practices to those of other public companies and companies with multi-class structures. The Committee focused on assessing the Board’s classified structure during this review. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for the Company at this time and is in the best interests of our stockholders for the following reasons:
•
LONG-TERM FOCUS & ACCOUNTABILITY. Our Board believes that a classified board encourages our directors to look to the long-term best interests of the Company and our stockholders, rather than being unduly influenced by short-term market pressures. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.

•
CONTINUITY OF BOARD LEADERSHIP. A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to the Company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our Nominating and Corporate Governance Committee works actively to ensure our Board continues to be comprised of such individuals.

BOARD DIVERSITY
Our Board understands and appreciates the value and enrichment provided by a diverse board and considers diversity of experience, background, perspective, gender and demographic characteristics as part of its overall evaluation of director candidates. As such, we actively seek director candidates from diverse perspectives and backgrounds (see “—Board Criteria and Director Candidates”).
18 / 2026 PROXY STATEMENT

Corporate Governance
	Terence F. McGuirk	Brian M. Deevy	Wonya Y. Lucas	Diana M. Murphy
Gender
Female			✓	✓
Male	✓	✓
Demographic Background
African American or Black			✓
White	✓	✓		✓
BOARD LEADERSHIP STRUCTURE
Terence F. McGuirk currently serves as our Chairman of the Board, President and Chief Executive Officer (principal executive officer) and is responsible for identifying and implementing strategic initiatives as well as providing executive leadership. Our Board believes that our President and Chief Executive Officer is best suited to serve as Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities for the Company, leading the Board in discussions regarding our business and strategic direction, and focusing the Board on execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while our President and Chief Executive Officer brings significant financial and operational experience based on his past and present senior policy making positions as a director and/or executive officer at the Company and other large public companies. Our Board believes that the combined role of Chairman of the Board and President and Chief Executive Officer promotes strategy development and execution and facilitates information flow between management and the Board. In light of the active involvement of our independent directors, our Board has not named a lead independent director because the Board believes that its current committee structure, regular executive sessions of independent directors, and the active involvement of independent committee chairs provide effective independent oversight.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight with reviews of certain areas being conducted by the relevant Board committees. Our Audit Committee of our Board of Directors (“Audit Committee”) oversees management of financial risks, cybersecurity risks, and risks relating to potential conflicts of interest. Our Compensation Committee of our Board of Directors (“Compensation Committee”) oversees the management of risks relating to our compensation arrangements with senior officers and other human capital management matters. Our Nominating and Corporate Governance Committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with the Company, as well as risks inherent in our corporate structure and governance profile. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material sustainability matters, human capital management, and community relations. Our management reporting processes include regular reports from our Chairman, President and Chief Executive Officer, which are prepared with input from our senior management team. This is further supported by a Company-level Compliance Committee comprised of representatives from senior management and internal audit. With our Board’s oversight, we seek to collaborate to drive best practices through regular sustainability-focused internal meetings and discussions.
ATLANTA BRAVES HOLDINGS / 19

Corporate Governance
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to our directors, officers, and employees of the Company, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at https://www.bravesholdings.com/investors/corporate-governance/governance-documents.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has three standing committees: Audit, Compensation and Nominating and Corporate Governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2025 are set forth below. The written charters for the Audit, Compensation and Nominating and Corporate Governance Committees as adopted by each such committee, as well as our Corporate Governance Guidelines (which were developed by our Nominating and Corporate Governance Committee), can be found on our website at https://www.bravesholdings.com/investors/corporate-governance/governance-documents.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the Audit, Compensation and Nominating and Corporate Governance Committees are independent. See “Director Independence.”
20 / 2026 PROXY STATEMENT

Corporate Governance
AUDIT COMMITTEE OVERVIEW
4 meetings in 2025 Chair Brian M. Deevy Other Members Wonya Y. Lucas Diana M. Murphy “Audit Committee Financial Experts” Brian M. Deevy Wonya Y. Lucas Diana M. Murphy Audit Committee Report, page 28
The Audit Committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of the Company. The Committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Oversight of the internal audit function and cybersecurity risk management.

COMPENSATION COMMITTEE OVERVIEW
6 meetings in 2025 Chair Wonya Y. Lucas Other Members Brian M. Deevy Diana M. Murphy Compensation Committee Report, page 45
The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of the Company’s executive officers and produces an annual report on executive compensation for inclusion in our annual Proxy Statement. The Committee’s functions include, among other things:
•
Approving incentive awards or other forms of compensation to our executive officers;

•
Reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s chief executive officer and other executive officers; and

•
Overseeing the Company’s equity incentive plan.

For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

ATLANTA BRAVES HOLDINGS / 21

Corporate Governance
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
2 meetings in 2025 Chair Diana M. Murphy Other Members Brian M. Deevy Wonya Y. Lucas
The Nominating and Corporate Governance Committee’s functions include, among other things:
•
Developing qualification criteria for selecting director candidates and identify individuals qualified to become Board members consistent with such criteria established or approved by our Board of Directors from time to time;

•
Identifying director nominees for upcoming Annual Meetings of Stockholders;

•
Developing corporate governance guidelines applicable to the Company;

•
Evaluating compliance with our stock ownership guidelines by executive officers and members of our Board of Directors; and

•
Overseeing the evaluation of our Board and management.

22 / 2026 PROXY STATEMENT

Corporate Governance
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The Nominating and Corporate Governance Committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors who can effectively develop the Company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines.
The Nominating and Corporate Governance Committee has determined that candidates for nomination or reelection to the Board should possess the following qualifications, among others:
•
the highest level of personal and professional ethics, integrity and values;

•
expertise that is useful to the Company and complementary to the background and expertise of the other members of the Board;

•
a willingness and ability to devote the time necessary to carry out the duties and responsibilities of Board membership;

•
a desire to ensure that the Company’s operations and financial reporting are conducted in a transparent manner and in compliance with applicable laws, rules and regulations; and

•
a dedication to representing the best interests of the Company and all of its stockholders.

When evaluating a potential director nominee, including one recommended by a stockholder, the Nominating and Corporate Governance Committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective, viewpoint or skill set to the Board of Directors.

The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The Nominating and Corporate Governance Committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Atlanta Braves Holdings, Inc., 755 Battery Avenue SE, Atlanta, Georgia 30339. Any nomination by a stockholder of a person for election to the Board of Directors must be made in accordance with the Company’s bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a “Proposing Person”), and documentation indicating the class or series and number of shares of our capital stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with

ATLANTA BRAVES HOLDINGS / 23

Corporate Governance
Regulation 14A under the Exchange Act, including the candidate’s name, age, principal occupation or employment and business experience;
•
the nominee’s written consent to being named in the Proxy Statement and accompanying proxy card as a nominee and to serving as a director for a full term if elected;

•
a completed and signed questionnaire, representation and agreement (as described more fully in the Company’s bylaws and in the form provided by the Company upon written request) from the nominee;

•
a description of all arrangements or understandings between each Proposing Person and any other person or persons (including their names) pursuant to which the nomination is to be made by such stockholder;

•
a representation by each Proposing Person who is a holder of record of the Company’s common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held of record that are beneficially owned by any beneficial owner along with documentary evidence of such beneficial ownership, and that such holder of record is entitled to vote at the annual meeting of stockholders and intends to appear in person or by proxy at the annual meeting of stockholders at which the person named in such notice is to stand for election to propose such nomination;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person in respect of the nomination (a “Stockholder Associated Person”) (including the details of such assistance, funding or consideration);

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
any other information that would be required under SEC rules in a Proxy Statement soliciting proxies for the election of such candidate as a director; and

•
in order to comply with the universal proxy rules, the information required to be included in a notice to the Company as required by paragraph (b) of Rule 14a-19 promulgated under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the proposing stockholder and the candidate. The Nominating and Corporate Governance Committee has sole discretion to decide which individuals to recommend for nomination as directors. The Nominating and Corporate Governance Committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the Nominating and Corporate Governance Committee.
When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Nominating and Corporate Governance Committee may also ask the candidate to meet with management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an Annual Meeting of Stockholders, the Nominating and Corporate Governance Committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the Nominating and Corporate Governance Committee will consider any other directorships held by such individual.
24 / 2026 PROXY STATEMENT

Corporate Governance
BOARD MEETINGS
During 2025, there were four meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages, but does not require, all members of the Board to attend the Annual Meeting of Stockholders each year. At our 2025 Annual Meeting of Stockholders, which was held virtually, all directors then serving were in attendance.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Atlanta Braves Holdings, Inc., 755 Battery Avenue SE, Atlanta, Georgia 30339. All such communications from stockholders will be shared with our directors on a timely basis. Stockholders are also encouraged to send communications to Investor Relations, which conducts robust stockholder engagement efforts for the Company and provides our Board with insight on stockholder feedback.
EXECUTIVE SESSIONS
Under Nasdaq’s corporate governance rules, the independent directors are required to meet in regularly scheduled executive sessions, without management participation. In 2025, the independent directors of the Company then serving met four times in executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Atlanta Braves Holdings, Inc., c/o Atlanta Braves Holdings, Inc., 755 Battery Avenue SE, Atlanta, Georgia 30339. The current independent directors of the Company are Brian M. Deevy, Wonya Y. Lucas and Diana M. Murphy.
PROXY AND VOTING AGREEMENT
On August 21, 2024, Mr. McGuirk entered into a Proxy and Voting Agreement (“Malone Voting Agreement”) with JCM AB LLC, a Colorado limited liability company (“Malone LLC”), and, solely with respect to specified provisions therein, John C. Malone and certain of his affiliates (collectively, together with Mr. Malone and the Malone LLC, the “Malone Group”). Pursuant to the Malone Voting Agreement, among other things, the Malone LLC has appointed Mr. McGuirk as proxy with respect to 887,079 shares of BATRB held by the Malone LLC (“Malone Shares”) and granted Mr. McGuirk the sole and exclusive power to vote the Malone Shares (or act by written consent) with respect to the election of directors of the Company, the approval or authorization of executive compensation and any routine matter for which a member organization may give or authorize a proxy to vote without instructions from the beneficial owner pursuant to applicable law and stock exchange rules. Accordingly, Mr. McGuirk has the sole power to vote the Malone Shares with respect to matters specified in the Malone Voting Agreement on Proposal No. 1 (Election of Directors) and Proposal No. 2 (Ratification of Auditors) at the Annual Meeting. BATRB has ten votes per share for each of the items to be voted upon at the Annual Meeting. Therefore, the Malone Shares together with the shares Mr. McGuirk owns directly allow Mr. McGuirk to control the voting of approximately 44% of the votes entitled to be cast at the Annual Meeting (as of March 27, 2026).
In addition to the proxy and voting rights, (i) pursuant to the Malone Voting Agreement, the Malone Group has granted Mr. McGuirk a right of first refusal with respect to the transfer of ownership of shares of BATRA, BATRB and BATRK owned by them and (ii) Mr. McGuirk was granted certain profits interest units in the Malone LLC.
ATLANTA BRAVES HOLDINGS / 25

PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL
Proposal 2—Ratification of Auditor

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP (“KPMG”) as our independent auditors for the 2026 Fiscal Year.
Even if the selection of KPMG is ratified, the Audit Committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our Audit Committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG, our Audit Committee will consider it as a direction to select other auditors for the 2026 Fiscal Year.
A representative of KPMG is expected to be available to answer appropriate questions at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of the Company’s common stock that are present in person or by proxy, and entitled to vote on the proposal, voting together as a single class, is required to approve the auditors ratification proposal.
RECOMMENDATION OF OUR BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL BECAUSE KPMG IS AN INDEPENDENT FIRM WITH FEW ANCILLARY SERVICES AND REASONABLE FEES AND HAS SIGNIFICANT INDUSTRY AND FINANCIAL REPORTING EXPERTISE.
AUDIT FEES AND ALL OTHER FEES
The following table presents fees for professional audit services rendered by KPMG for the audit of consolidated financial statements, audit of internal control over financial reporting and quarterly reviews for 2025 and 2024 and fees billed for other services rendered by KPMG.
	2025	2024
Audit fees	$975,000	$1,350,000
Audit related fees	—	—
Audit and audit related fees	$975,000	$1,350,000
Tax fees	—	—
All other fees	—	—
Total fees	$975,000	$1,350,000
Our Audit Committee has considered whether the provision of services by KPMG to the Company other than auditing is compatible with KPMG maintaining its independence and believes that the provision of such other services is compatible with KPMG maintaining its independence.

26 / 2026 PROXY STATEMENT

PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our Audit Committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our Audit Committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as “pre-approved services”):
•
audit services as specified in the policy, including (i) financial audits of the Company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, expatriate tax assistance and compliance and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to equal or exceed $250,000 during the period between the regularly scheduled meetings of the Audit Committee, then such projects will require the specific pre-approval of our Audit Committee. Our Audit Committee has delegated the authority for the foregoing approvals to the chairman of the Audit Committee, subject to his subsequent disclosure to the entire Audit Committee of the granting of any such approval. Brian M. Deevy currently serves as the chairman of our Audit Committee. In addition, the independent auditor is required to provide a report at each regularly scheduled Audit Committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our Audit Committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2025 were approved in accordance with the terms of the policy in place.
ATLANTA BRAVES HOLDINGS / 27

Audit Committee Report
Audit Committee Report

Each member of the Audit Committee is an independent director as determined by our Board of Directors, based on the applicable listing standards of Nasdaq. Each member of the Audit Committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that all members of the Audit Committee meet the Nasdaq requirements for service on audit committees. Our Board of Directors has also determined that Mr. Deevy, Ms. Lucas and Ms. Murphy of the Audit Committee are each an “audit committee financial expert” under applicable SEC rules and regulations and “financially sophisticated” under Nasdaq rules.
The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our Audit Committee has reviewed and discussed with management and KPMG our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG’s evaluation of the effectiveness of our internal control over financial reporting. Our Audit Committee has also discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG has provided our Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG that firm’s independence from the Company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our Audit Committee recommended to our Board of Directors that the audited financial statements be included in the 2025 Form 10-K.
Submitted by the Members of the Audit Committee
Brian M. Deevy, Chair
Wonya Y. Lucas
Diana M. Murphy
28 / 2026 PROXY STATEMENT

Executive Officers
Executive Officers

The following table sets forth information about our executive officers as of April 2, 2026.
Name	Current Position	Year Joined Braves
Terence F. McGuirk	Chairman, President and Chief Executive Officer	2007
Derek G. Schiller	Executive Vice President, Business	2003
Michael P. Plant	Executive Vice President, Development	2003
Gregory J. Heller	Executive Vice President, Chief Legal Officer and Secretary	2007
Jill L. Robinson	Executive Vice President, Chief Financial Officer and Treasurer	2018
DeRetta C. Rhodes	Executive Vice President, Chief People and Culture Officer	2019
The following lists the executive officers of the Company, their ages and a description of their business experience, including positions held with the Company. Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Terence F. McGuirk	Chairman, President & Chief Executive Officer Age: 74
Current Positions	Prior Positions/ Experience
• Chairman, President & Chief Executive Officer, Atlanta Braves Holdings • Chairman & Chief Executive Officer, Atlanta Braves • Chairman, Braves Development Company
•
Mr. McGuirk has been with the Braves since 2007, maintaining executive oversight of all aspects of the Braves franchise

•
Vice Chairman of TBS and Chief Executive Officer of the TBS-owned Atlanta sports teams, including the Braves, the National Basketball Association Hawks and the National Hockey League Thrashers from 2001 until 2003

•
Chairman, President and Chief Executive Officer of TBS from 1996 until 2001

Derek G. Schiller	Executive Vice President, Business President & CEO, Atlanta Braves Age: 55
Current Positions	Prior Positions/ Experience
• Executive Vice President, Business, Atlanta Braves Holdings • President & CEO, Atlanta Braves
•
Mr. Schiller has been with the Braves since 2003, overseeing business functions and operations

•
Vice President of Sales and Marketing of the Atlanta Thrashers from 1998 – 2003

•
Vice President of Business Development of the New York Yankees from 1996 – 1997

•
Executive Director at International Sports Plaza

ATLANTA BRAVES HOLDINGS / 29

Executive Officers
Michael P. Plant	Executive Vice President, Development President & CEO, Atlanta Braves Development Company Age: 66
Current Positions	Prior Positions/ Experience
• Executive Vice President, Development, Atlanta Braves Holdings • President & CEO, Braves Development Company
•
Mr. Plant has been with the Braves since 2003, overseeing The Battery Atlanta, real estate project management and minor league baseball operations

•
Executive Vice President at Turner Sports from 2002 – 2003

•
Founder and President at Medalist Sports

Gregory J. Heller	Executive Vice President, Chief Legal Officer & Secretary Age: 54
Current Positions	Prior Positions/ Experience
• Executive Vice President, Chief Legal Officer and Secretary, Atlanta Braves Holdings and Atlanta Braves
•
Mr. Heller has been with the Braves since 2007 and oversees legal matters for baseball operations, Truist Park and The Battery Atlanta

•
Legal Counsel at TBS Sports from 2000 – 2007

•
Private practice in Chicago, Illinois and Atlanta, Georgia, specializing in corporate, media and sports law

Jill L. Robinson	Executive Vice President, Chief Financial Officer & Treasurer Age: 56
Current Positions	Prior Positions/ Experience
• Executive Vice President, Chief Financial Officer & Treasurer, Atlanta Braves Holdings and Atlanta Braves
•
Ms. Robinson has been with the Braves since 2018 and oversees accounting and finance

•
Senior Vice President, Chief Financial Officer at McKesson Technology Solutions from 2013 – 2017

•
Senior Vice President, Chief Financial Officer at McKesson Provider Technologies from 2011 – 2013

DeRetta C. Rhodes	Executive Vice President, Chief People and Culture Officer Age: 56
Current Positions	Prior Positions/ Experience
• Executive Vice President, Chief People and Culture Officer, Atlanta Braves Holdings and Atlanta Braves
•
Ms. Rhodes has been with the Braves since 2019 and oversees people capital initiatives, communications and community affairs

•
Executive Vice President and Chief Human Resources Officer at YMCA of Metropolitan Atlanta from 2015 – 2019

•
Vice President of Human Resources at First Data from 2014 – 2015

•
Vice President of Human Resources at TBS from 2008 – 2014

30 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS
This section sets forth information relating to, and an analysis and discussion of, compensation paid by the Company to the following persons (including the named executive officers of the Company, who we collectively refer to as our “NEOs”):
Terence F. McGuirk	Chairman, President and Chief Executive Officer
Derek G. Schiller	Executive Vice President, Business
Michael P. Plant	Executive Vice President, Development
Gregory J. Heller	Executive Vice President, Chief Legal Officer and Secretary
Jill L. Robinson	Executive Vice President, Chief Financial Officer and Treasurer
Compensation Philosophy

Our compensation philosophy seeks to align the interests of executives with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

•
Performance targets for our executives support the long-term growth of the Company.

•
We have a clawback policy providing for the recovery of erroneously awarded incentive-based compensation in accordance with Nasdaq and SEC rules.

•
We have robust stock ownership guidelines for our executive officers. As of March 27, 2026, all of our NEOs were in compliance with the guidelines.

•
Our compensation practices are designed to not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not issue equity awards close in time to the disclosure of quarterly earnings.

2025 ENHANCEMENTS TO COMPENSATION AND GOVERNANCE PRACTICES
To support the Company’s strategic objectives and further align leadership incentives with stockholder value creation, the Company implemented several compensation program enhancements in 2025:
•
Engaged an independent compensation consultant, FW Cook

•
Redesigned the annual incentive bonus program to place greater emphasis on financial performance

•
Developed a compensation comparator group consisting of 17 companies in the media/entertainment, consumer discretionary and REIT sectors

•
Modified the CEO compensation arrangement to better align with market data, Company performance, and long-term stockholder value creation, informed by the new comparator group

•
Granted a special performance-based equity award to NEOs to strengthen alignment with stockholder interests and promote long-term performance

•
Adopted competitive stock ownership guidelines applicable to the Company’s executive officers and directors

ATLANTA BRAVES HOLDINGS / 31

EXECUTIVE COMPENSATION
BACKGROUND
Split-off from Liberty Media
In connection with the Company’s split-off from Liberty Media in July 2023 (the “Split-Off”), the Company entered into a services agreement (the “Services Agreement”) under which Liberty Media provided certain administrative and management services. In return, the Company paid Liberty Media a monthly management fee, subject to quarterly review by the Audit Committee and at least annual review by the Compensation Committee.
During 2024, Liberty Media and the Company began transitioning the general and administrative services provided under the Services Agreement (the “Services Transition”). As part of the Services Transition, Messrs. McGuirk, Schiller, Plant, and Heller, and Ms. Robinson assumed their executive officer roles with the Company. The Services Transition was completed in 2025, and the Company and Liberty Media mutually agreed to terminate the Services Agreement effective October 31, 2025.
Legacy Compensation Program and Executive Employment Agreements
Prior to the Split-Off, Company employees (including the NEOs) participated in compensation and benefit programs primarily designed and administered by Liberty Media. The Compensation Committee was not constituted until July 2023. Before that time, compensation decisions regarding Braves executive officers were made by the compensation committee of Liberty Media (the “Liberty Compensation Committee”) with respect to Mr. McGuirk, and by Mr. McGuirk with respect to other Braves executive officers (the “Legacy Program”).
Following the Split-Off, the Company’s executive compensation program, policies, and practices have been overseen and approved by the Compensation Committee. However, significant components of the Legacy Program continued through 2024 and 2025. For executive officers other than Mr. McGuirk, the Legacy Program primarily consisted of executive employment agreements (the “Executive Employment Agreements”), which provided base salary, annual incentive opportunities, equity incentive awards, and other benefits, each of which is described in more detail below.
Mr. McGuirk’s compensation arrangement under the Legacy Program was approved by the Liberty Compensation Committee in December 2022 and provided for: (i) an annual base salary of $1,050,000; (ii) a bi-annual bonus resulting in total payments of $3,000,000 in 2023 and $4,000,000 due in 2025, of which $2,000,000 was paid in December 2024 and the remainder in May 2025; (iii) an annual restricted stock unit (“RSU”) award, vesting on the first anniversary of the grant date, with a grant date value of $1,080,000; and (iv) a one-time, multi-year option and RSU award with a combined grant date fair value of $3,240,000, granted in December 2023.
The Company assumed Mr. McGuirk’s Legacy Program compensation arrangement in connection with the Split-Off.
2025 CEO Compensation Changes
In 2025, the Compensation Committee conducted a comprehensive review of CEO compensation with the assistance of FW Cook, its independent compensation consultant. The Committee reviewed and approved a new comparator group, considered data from such comparator group and approved changes to better align Mr. McGuirk’s compensation with Company performance, market practices, and stockholder value creation. The Committee also considered Mr. McGuirk’s tenure in the role, his leadership during the Services Transition resulting in the current management team assuming full responsibility for the functions previously provided by Liberty Media under the Services Agreement, the criticality of his relationship with MLB, and his distinguished performance as the chief executive of one of the most respected organizations in baseball. As a result, the Committee approved the following adjustments to Mr. McGuirk’s 2025 compensation:
•
Base Salary: $1,200,000, effective June 27, 2025

•
Target Bonus: $2,000,000 for fiscal year ended December 31, 2025 (the “2025 Fiscal Year”), to be earned pursuant to the 2025 annual incentive bonus program applicable to all executive officers

•
Long-Term Incentive Awards: $6,800,000 for 2025 Fiscal Year, aligned with the Committee’s historical equity award practices for the Company’s executive officers

Mr. McGuirk is not contractually entitled to any severance payments or benefits in the event his employment is terminated.
32 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
2025 Annual Incentive Bonus Design Changes
For 2025 Fiscal Year, the Compensation Committee approved several key changes to the annual incentive bonus program to strengthen alignment with financial performance and stockholder interests. These changes included:
•
Increasing the weighting of financial performance metrics from 50% to 70%, and reducing non-financial metric weighting from 50% to 30%

•
Adjusting the financial component to place 75% weight on revenue (up from 50%) and 25% weight on Adjusted OIBDA (down from 50%)

•
Adjusting the non-financial component to place 20% weight on personal goals, with the Compensation Committee reserving 10% based on its exercise of qualitative discretion

•
Establishing a threshold performance level below which no payout is earned

•
Increasing the maximum payout opportunity from 150% to 200% of target to better reward exceptional performance and align with market norms

•
Expanding participation to include the Company’s President and CEO (Mr. McGuirk)

The Compensation Committee believes that these changes to the program’s performance metrics reinforce the Company’s commitment to an executive compensation program that encourages high performance, aligns executive and stockholder interests, places increased emphasis on long-term financial results and supports retention of the Company’s NEOs.
2025 Special Performance-Based Award
In consideration of the completion of the Services Transition and termination of the Services Agreement, in June 2025, the Compensation Committee approved grants of performance stock unit awards (“PSUs”) to our executive officers and other key employees to align the management team with long-term performance objectives of the Company as a standalone public company and strengthen alignment with stockholder interests.
ROLE OF COMPENSATION COMMITTEE
The charter of the Compensation Committee (“Compensation Committee Charter”) states that one of the purposes of the Compensation Committee is to assist the Board in discharging its responsibilities relating to the compensation of the Company’s executive officers. The Compensation Committee Charter provides that the functions and responsibilities of the Compensation Committee include:
•
review and approve corporate goals and objectives relevant to the compensation of the chief executive officer of the Company;

•
evaluate the chief executive officer’s performance in light of those goals and objectives and set the compensation level based on that evaluation;

•
review and approve the compensation of the Company’s other executive officers based on such factors as the Compensation Committee may deem relevant; and

•
review and make recommendations regarding the compensation of the chief executive officer (or any officer serving in a capacity similar to that position) of each of the Company’s operating subsidiaries.

ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
Mr. McGuirk may make recommendations with respect to any equity compensation and performance cash bonuses to be awarded to our NEOs, within the bounds of the applicable Executive Employment Agreement. It is expected that Mr. McGuirk, in making any related recommendations to our Compensation Committee, will evaluate the performance and contributions of each of our NEOs, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
•
the executive officer’s experience and overall effectiveness;

ATLANTA BRAVES HOLDINGS / 33

EXECUTIVE COMPENSATION
•
the executive officer’s performance during the preceding year;

•
the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

Our CEO was not present during discussions about his own compensation, which took place between the Compensation Committee and FW Cook.
STOCKHOLDER FEEDBACK ON EXECUTIVE COMPENSATION
At the 2024 Annual Meeting of Stockholders, our executive compensation program then in effect received strong stockholder support, with more than 98% of votes cast in favor of the compensation of the named executive officers listed in the 2024 proxy statement. We value the opinions of our stockholders, and the Compensation Committee carefully considers the feedback it receives. Accordingly, the Compensation Committee will continue to consider the outcome of future say-on-pay advisory votes and our stockholders’ feedback when making future compensation decisions. The next say-on-pay advisory vote will be held at the Company’s 2027 Annual Meeting of Stockholders.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
The Compensation Committee has authority under its charter to retain external advisors, including compensation consultants, to assist in carrying out its responsibilities. For the 2025 Fiscal Year, the Compensation Committee engaged FW Cook, an independent compensation consultant, to assist the Committee in evaluating the Company’s executive and director compensation programs. FW Cook is an established independent advisory firm that provides executive compensation consulting services exclusively to boards and compensation committees.
FW Cook reports directly to the Compensation Committee. At the request of the Compensation Committee, FW Cook also meets with members of management from time to time for the limited purpose of obtaining information necessary to develop analyses and recommendations for the Compensation Committee’s consideration.
During 2025, FW Cook’s services to the Compensation Committee included:
•
attending all Compensation Committee meetings;

•
providing information, research, and analysis regarding the Company’s executive compensation programs for the 2025 Fiscal Year, including assisting in the development of the comparator set used to evaluate compensation competitiveness;

•
updating the Committee on market and regulatory trends, evolving compensation practices, and relevant legislative developments;

•
advising on the design of the Company’s executive compensation program and the reasonableness of individual compensation targets and awards;

•
developing an annual compensation risk assessment;

•
evaluating market trends in stock ownership guidelines and recommending updates to the Company’s stock ownership policy; and

•
assisting the Committee in its periodic review of nonemployee director compensation.

During 2025, FW Cook provided no services to the Company other than those provided to the Compensation Committee. The Compensation Committee conducted its annual assessment of FW Cook’s independence, taking into account the factors required under applicable SEC rules and stock exchange listing standards. Based on this review, the Committee determined that FW Cook remains independent, that its work does not raise any conflict of interest, and that FW Cook is appropriately qualified to continue serving as the Committee’s independent compensation consultant.
34 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPARATOR GROUP USED TO EVALUATE 2025 COMPENSATION
To assist in evaluating our executive compensation program for 2025, the Compensation Committee reviewed and approved a comparator group of companies at its May 2025 meeting. The comparator set was developed with the support of the Compensation Committee’s independent compensation consultant, FW Cook. Because of the Company’s unique structure, there are relatively few public companies that directly mirror our business model, requiring a tailored, principles-based approach to comparator group development.
Comparator Group Development and Rationale
In forming the comparator set, FW Cook and the Compensation Committee considered a range of objective criteria, including revenue, market capitalization, and business and industry characteristics such as entertainment-focused business models, ownership of income-producing real estate and U.S-based operations. As a result of these selection criteria, the Company’s revenues generally fall between the 25th percentile and the median of the comparator set, while our market capitalization is positioned above the median.
The Compensation Committee’s philosophy in developing and using the comparator group is rooted in the following principles:
•
Market Context for Decision-Making. The comparator group provides relevant market context for assessing senior executive pay levels and program design, including total compensation benchmarking, annual and long-term incentive plan structure, and overall equity usage.

•
Composition Based on Comparable Characteristics. Companies are selected based on similar relative scale and adjacent industries, comparable business models, similar market dynamics, growth profiles, and overlap in the executive talent market.

•
Statistical Validity and Defensibility. The comparator set includes a sufficient number of companies to ensure statistical validity and robust data, while also meeting the expectation that public-company comparator groups be externally defensible and appropriate for scrutiny by stockholders and proxy advisory firms.

Given limitations inherent in any one comparator group, it is also standard market practice to supplement comparator data with general industry or broader industry-specific executive compensation survey data when needed, and the Compensation Committee considers such supplemental data where appropriate.
2025 Comparator Group
The Compensation Committee approved a 17-company comparator set for use in evaluating the 2025 compensation program. These companies reflect the selection criteria described above and provide an appropriate market reference point for benchmarking executive compensation levels, program design, governance practices and equity usage.
American Assets Trust (NYSE: AAT)	Rush Street Interactive, Inc. (NYSE: RSI)
Choice Hotels International, Inc. (NYSE: CHH)	Shake Shack Inc. (NYSE: SHAK)
Churchill Downs Incorporated (NASDAQ: CHDN)	Sweetgreen, Inc. (NYSE: SG)
Cousins Properties Incorporated (NYSE: CUZ)	Target Hospitality Corp. (NASDAQ: TH)
FuboTV Inc. (NYSE: FUBO)	Vail Resorts, Inc. (NYSE: MTN)
IMAX Corporation (NYSE: IMAX)	Vimeo, Inc. (NASDAQ: VMEO)(1)
Madison Square Garden Sports Corp. (NYSE: MSGS)	Vivid Seats, Inc. (NASDAQ: SEAT)
Monarch Casino & Resort, Inc. (NASDAQ: MCRI)	Yelp, Inc. (NYSE: YELP)
Planet Fitness, Inc. (NYSE: PLNT)

(1)
Vimeo, Inc. was delisted on 11/24/2025 following its acquisition by Bending Spoons US. Accordingly, Vimeo will not be included in the comparator group for 2026.

ATLANTA BRAVES HOLDINGS / 35

EXECUTIVE COMPENSATION
ELEMENTS OF 2025 EXECUTIVE COMPENSATION
For 2025, the principal components of compensation for Mr. McGuirk were base salary, the remaining portion of the 2024 bi-annual bonus approved as part of the Legacy Program and paid in 2025, an annual incentive bonus, equity incentive compensation and certain other benefits, partially provided in Mr. McGuirk’s compensation arrangement approved by the Liberty Compensation Committee in 2023 and partially provided in Mr. McGuirk’s compensation arrangement approved by the Compensation Committee in June 2025.
Similarly, the principal components of compensation for the other NEOs were base salary, annual incentive bonuses, equity incentive compensation and certain other benefits, generally provided in their Executive Employment Agreements. Our annual and long-term incentive programs provide performance-based initiatives for our NEOs tied to key financial and strategic measures that generate long-term stockholder value and reward sustained achievement of the Company’s financial goals. Each element of executive compensation is described below in more detail.
Component		Performance Link	Description
Base Salary	Cash	Fixed component of compensation intended to attract and retain high performing executives	Specified in Executive Employment Agreements or compensation arrangement set by the Compensation Committee
Short-Term Annual Cash Incentive	Cash	Incentivize, focus and reward executives on both company-wide and individual performance goals	Payout tied to achievement of goals related to revenue (52.5%), Adjusted OIBDA (17.5%) and personal goals (20%), with final 10% reserved for the Compensation Committee to exercise qualitative discretion
Long-Term Annual Equity Award	Restricted Stock Units	Align executive officers with our stockholders Retain key executives through vesting	Vest one year after the date of grant, subject to the executive’s continued employment on such date
Special Performance-Based Long-Term Equity Award	Performance Stock Units	Align executive officers with our stockholders Incentivize achievement of pre-established objectives	Eligible to earn from 0% up to 200% based on the Company’s level of achievement of compound annual growth rate of revenue during 3-year performance period commencing January 1, 2025 and ending on December 31, 2027
BASE SALARIES
Base salaries are set to attract and retain high-performing executive talent. Our NEOs’ base salaries are based on personal performance, experience in the role, competitive rates of pay for comparable roles, the significance of the role to the Company, the availability of potential replacement executives and anticipated contributions to Company performance. The determination of each NEO’s base salary is specified in their respective Executive Employment Agreement (other than Mr. McGuirk). Mr. McGuirk’s initial base salary for 2025 was in accordance with Mr. McGuirk’s compensation arrangement approved by the Liberty Compensation Committee in 2023. In June 2025, the Compensation Committee re-evaluated Mr. McGuirk’s base salary and increased his base salary to $1.2 million, effective June 27, 2025.
36 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
The base salaries for our NEOs were as follows:
Name	2025 Base Salary
Terence F. McGuirk(1)	$1,126,136
Derek G. Schiller	$2,100,000
Michael P. Plant	$1,300,000
Gregory J. Heller	$825,000
Jill L. Robinson	$825,000

(1)
Represents increase in Mr. McGuirk’s base salary from $1.05 million to $1.2 million effective June 27, 2025.

BONUS AWARDS
Mr. McGuirk’s previous compensation arrangement approved by the Liberty Compensation Committee in 2023 provided that Mr. McGuirk would be paid a bi-annual bonus. Mr. McGuirk’s bi-annual bonus was originally scheduled to be paid in May 2025 (subject to his continued employment through such date) and was to equal $4,000,000. The Compensation Committee elected to accelerate half of Mr. McGuirk’s 2025 bi-annual bonus payment with Mr. McGuirk receiving $2,000,000 in December 2024. The remaining $2,000,000 of Mr. McGuirk’s 2025 bi-annual bonus payment was paid in May 2025.
SHORT-TERM ANNUAL CASH INCENTIVE COMPENSATION
Our NEOs participate in an annual incentive bonus program that forms a core component of the Company’s Legacy Program, as modified by changes adopted by the Compensation Committee during 2025. The program is designed to focus executives on achieving superior performance against key financial and strategic objectives that drive long-term stockholder value. Annual incentive bonuses are intended to directly link pay to performance by conditioning a meaningful portion of each NEO’s total cash compensation on the achievement of pre-established financial metrics and individual performance goals.
In approving the 2025 program, the Compensation Committee approved substantial enhancements intended to strengthen the alignment between performance and pay and to more clearly incentivize outcomes critical to the Company’s long-term success. Key changes included:
•
Increasing the weighting of financial performance metrics from 50% to 70% and reducing the weighting of nonfinancial performance metrics from 50% to 30%;

•
Adjusting financial metric weightings to place 75% weight on Revenue (up from 50%) and 25% weight on Adjusted OIBDA (down from 50%);

•
Adjusting the non-financial component to place 20% weight on personal goals, with the Compensation Committee reserving 10% based on its exercise of qualitative discretion;

•
Establishing a threshold performance level below which no payout is earned;

•
Increasing the maximum payout opportunity from 150% to 200% of target to appropriately reward exceptional performance; and

•
Expanding participation in the program to include the Company’s President and CEO, Mr. McGuirk.

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EXECUTIVE COMPENSATION
Comparison of 2024 and 2025 Annual Incentive Program Components
Component of Annual Incentive Bonus	2024 Program	2025 Program
Financial
Revenue	25%	52.5%
Adjusted OIBDA	25%	17.5%
Nonfinancial
Personal Goal Attainment	40%	20%
Qualitative Discretionary	10%	10%
For 2025, all of our NEOs were eligible to receive annual incentive bonuses based on the achievement of Braves Holdings, LLC (“Braves Holdings”)(2) financial performance metrics approved by the Board as part of the annual budget process.
2025 Target Bonus Opportunities
Target annual incentive bonus opportunities for each NEO were established pursuant to either their Executive Employment Agreement or, for Mr. McGuirk, the compensation arrangement approved by the Compensation Committee as described above.
Name	2025 Annual Incentive Bonus Target Amount	Bonus Target Amount as % of Base Salary
Terence F. McGuirk	$2,000,000	167%
Derek G. Schiller	$1,200,000	57%
Michael P. Plant	$650,000	50%
Gregory J. Heller	$412,500	50%
Jill L. Robinson	$412,500	50%
The following table shows the weighting of the 2025 performance metrics for each NEO, expressed as a percentage of each NEO’s 2025 total annual incentive bonus opportunity.
Name	Financial Performance	Personal Goal Attainment	Qualitative Discretionary
Terence F. McGuirk	70%	20%	10%
Derek G. Schiller	70%	20%	10%
Michael P. Plant	70%	20%	10%
Gregory J. Heller	70%	20%	10%
Jill L. Robinson	70%	20%	10%
Financial Performance Component
The financial performance component of the 2025 annual incentive bonus program consisted of two Braves Holdings metrics: “Revenue” and “Adjusted OIBDA”(3). Target levels for each metric were established in alignment with the Board-approved 2025 budget. Payouts for each metric ranged from 0% (below threshold) to 200% (maximum), based on performance relative to the pre-established goals. The “Revenue” and “Adjusted OIBDA” targets established by the

(2)
The Legacy Program measured financial performance of Braves Holdings, not the Company’s financial performance as a whole. This is due to the NEOs historically being evaluated on Braves Holdings performance prior the Services Transition. Braves Holdings consists of the following reportable segments as disclosed in our 2025 Form 10-K, which was filed on February 26, 2026 with the SEC: “Baseball” and “Mixed-Use Development.” The “Corporate and other” amount listed in Appendix A is not included in Braves Holdings.

(3)
For a reconciliation of Braves Holdings Adjusted OIBDA to operating income (loss), see Appendix A to this Proxy Statement.

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EXECUTIVE COMPENSATION
Compensation Committee were an increase over the previous year’s results and were intended to motivate our NEOs to achieve strong financial performance. A bonus sliding scale was used for percentage payouts, with a higher payout resulting from stronger financial performance results for each metric. In May 2025, the Compensation Committee initially approved the following target levels of achievement for the 2025 annual incentive bonus program: (i) for Revenue: (A) $575 million for Threshold, (B) $722 million for Target and (C) $830 million for Maximum, and (ii) for Adjusted OIBDA: (A) $72 million for Threshold, (B) $96 million for Target and (C) $120 million for Maximum. In June 2025, after initial approval of the 2025 targets, the Compensation Committee, following discussions with management and its independent compensation consultant, revised and re-approved the target levels of achievement as reflected below.
The following table shows the Below Threshold, Threshold, Target, Maximum and Actual performance levels, along with the payout multiple of target incentive opportunity, for the “Revenue” metric of the annual incentive bonus for our NEOs:
Braves Holdings Revenue	Level of Achievement	Level of Achievement % against Target	Payout as % of Bonus Target Opportunity
Below Threshold	<$650 million	<90%	0%
Threshold	$650 million	90%	50%
Target	$722 million	100%	100%
Maximum	$794 million	110%	200%
Actual	$732 million	101%	110%
The following table shows the Below Threshold, Threshold, Target, Maximum and Actual performance levels, along with the payout multiple of target incentive opportunity, for the “Adjusted OIBDA” metric of the annual incentive bonus for our NEOs:
Braves Holdings Adjusted OIBDA	Level of Achievement	Level of Achievement % against Target	Payout as % of Target Opportunity
Below Threshold	<$74 million	<75%	0%
Threshold	$74 million	75%	50%
Target	$99 million	100%	100%
Maximum	$124 million	125%	200%
Actual	$120 million	121%	184%
At its February 2026 meeting, the Compensation Committee evaluated Braves Holdings’ 2025 financial performance against the approved targets. Based on actual results, the Committee approved 110% payout for the Revenue metric and 184% payout for the Adjusted OIBDA metric. This resulted in a blended 128.5% payout for the financial performance component of the annual incentive bonus for our NEOs.
Personal Goal Attainment Component
For the 2025 Fiscal Year, the annual incentive bonuses also included a performance component that measured achievement against relevant personal, strategic goals specified for each NEO. At the beginning of the year, the Compensation Committee, together with Mr. McGuirk for NEOs other than himself established numerous specific goals aligned with the Company’s broad strategic initiatives for each NEO.
The personal goal attainment component for NEO payouts was calculated based on the extent to which each NEO’s personal goals were achieved during the year. Payouts were capped at 200% of target. In 2025, the NEOs’ personal goals focused on numerous core strategies aimed at achieving the shared goal of achieving on and off the field success. Examples of personal goals for NEOs include leading organizational initiatives, supporting business and baseball operations, completing real estate projects, onboarding new functions after the termination of the Services Agreement, and managing community affairs. To determine the level of achievement of the NEOs’ individual strategic performance criteria, Mr. McGuirk evaluated the performance of each NEO based on their individual strategic performance measures and made a recommendation to the Compensation Committee regarding each NEO’s level of achievement. To determine the level of achievement of Mr. McGuirk’s individual strategic performance criteria, the Compensation Committee evaluated the performance of Mr. McGuirk based on his individual strategic performance measures and his level of achievement.
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EXECUTIVE COMPENSATION
After evaluating each NEO’s performance against their individual performance goals, the Compensation Committee determined that each NEO would receive a 150% payout for the personal goal attainment component of their 2025 annual incentive bonus.
Qualitative Discretionary Component
The qualitative discretionary component of the annual incentive bonus is intended to provide our Compensation Committee the discretion to reward accomplishments that are important to the long-term health of the Company but that may not be reflected in the Company’s quantitative results. Payouts were capped at 200% of target. For 2025, the Compensation Committee approved a 150% payout for the qualitative discretionary component, primarily due to the NEOs effective execution of complex separation activities associated with the Split-Off, ensured business continuity, established independent corporate infrastructure, and efforts to position the Company for long-term operational and financial stability. The NEOs delivered strong performance under exceptionally demanding circumstances, particularly in connection with the Company’s Split-Off from Liberty Media and the full transition away from the historical Services Agreement. These undertakings represented a significant, unplanned expansion of leadership scope, and the NEOs’ performance materially advanced the Company’s strategic and organizational readiness as a standalone enterprise. In selecting the payout amount, the Compensation Committee exercised its discretion within the component’s capped amount and applied the payout consistently across NEOs.
2025 Annual Incentive Bonus Payout
Achievement of the financial performance, personal goal attainment and the qualitative discretionary performance components, taken together, resulted in annual incentive bonus payouts for 2025, as shown in the table below:
Name	Target Bonus	Payout as % of Target(1)	Bonus Payout
Terence F. McGuirk	$2,000,000	135%	$2,700,000
Derek G. Schiller	$1,200,000	135%	$1,620,000
Michael P. Plant	$650,000	135%	$877,500
Gregory J. Heller	$412,500	135%	$556,875
Jill L. Robinson	$412,500	135%	$556,875

(1)
The total payout as a percentage of target is based on 128.5% level of achievement for the financial performance component, 150% level of achievement for the personal goal attainment component and 150% level of achievement for the qualitative discretionary component of the annual incentive bonus (as described above).

LONG-TERM ANNUAL EQUITY AWARDS
The Atlanta Braves Holdings, Inc. 2023 Omnibus Incentive Plan (the “2023 Incentive Plan”) provides for the grant of equity incentive awards (in the form of stock options, restricted shares, RSUs, stock appreciation rights (“SARs”) and performance awards). Subject to share availability considerations, our Compensation Committee has historically preferred granting stock options and RSUs (as compared with other types of available awards under the 2023 Incentive Plan) based on the belief that they better promote the retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our Compensation Committee that stock options be awarded with an exercise price equal to fair market value on the date of grant. The Compensation Committee will continue to review and adjust the annual award mix to serve stockholders’ best interests through sustained long-term financial and stock price performance.
Restricted Stock Units
On December 4, 2025, the Compensation Committee approved a grant of RSUs to the NEOs. The annual grant of equity incentive awards to our NEOs has historically been made at the last regularly scheduled Compensation Committee meeting of the calendar year (typically held in December) subject to any change at the discretion of the Compensation Committee. In addition, the Compensation Committee may, from time to time, provide an equity award to one or more of our NEOs to retain and reward key talent or to reflect increased responsibilities. The Compensation Committee may also review and approve equity awards for employee promotions and new hires. We monitor and periodically review our equity
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EXECUTIVE COMPENSATION
grant policies to ensure compliance with plan rules and applicable law. We do not have a program, plan or practice to time our equity grants in coordination with the release of material, non-public information.
Pursuant to Mr. McGuirk’s compensation arrangement and the Executive Employment Agreements with Messrs. Schiller, Plant and Heller and Ms. Robinson, the table below sets forth the number of RSUs awarded to each NEO in 2025:
Name	Number of RSUs Awarded(1)	Target Fair Value for Awards(2)
Terence F. McGuirk	176,212	$6,800,000
Derek G. Schiller	19,436	$750,000
Michael P. Plant	20,731	$800,000
Gregory J. Heller	14,253	$550,000
Jill L. Robinson	14,253	$550,000

(1)
The number of RSUs awarded to each NEO was based on the closing price of $38.59 for BATRK on December 4, 2025, which is the grant date of the awards.

(2)
In December 2023, the Compensation Committee elected to grant 50% of the 2024, 2025 and 2026 annual equity awards provided for in the Executive Employment Agreements for Messrs. Schiller, Plant and Heller and Ms. Robinson. The December 2023 grants were in the form of stock options and RSUs and were equal to 50% of three years of the annual equity awards provided for in the respective Executive Employment Agreement. For more information on these grants, see “Outstanding Equity Awards at 2025 Fiscal Year-End” below. The fair value amounts for Messrs. Schiller, Plant, Heller, and Ms. Robinson show the remaining 50% of their annual equity awards granted in December 2025 as specified in their respective Executive Employment Agreements.

SPECIAL PERFORMANCE-BASED LONG-TERM EQUITY AWARDS
Performance Restricted Stock Units
In consideration of the completion of the Services Transition and termination of the Services Agreement, the Compensation Committee approved grants of PSUs to our executive officers and other key employees to align the management team with long-term performance objectives of the Company as a standalone public company and strengthen alignment with stockholder interests. The table below sets forth the number of PSUs awarded to each NEO on June 30, 2025:
Name	Number of PSUs (at Target)(1)	Grant Date Fair Value(2)
Terence F. McGuirk	150,000	$7,015,500
Derek G. Schiller	85,000	$3,975,450
Michael P. Plant	85,000	$3,975,450
Gregory J. Heller	50,000	$2,338,500
Jill L. Robinson	50,000	$2,338,500

(1)
PSU payout opportunities range from 0% to 200% of target, based on performance (described below) and subject to continued employment and the terms of the applicable award agreement.

(2)
The grant date fair value is calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718 and is based on the closing price of $46.77 for BATRK on June 30, 2025, the grant date of the awards.

The PSUs are eligible to vest based on the Company’s performance over a three-year period commencing January 1, 2025 and ending December 31, 2027 (the “Performance Period”). PSU payouts may range from 0% to 200% of the target number of PSUs based on the Company’s achievement of compound annual growth rate (“CAGR”) of revenue over the Performance Period, measured against performance levels pre-established by the Compensation Committee. Because sports franchises are predominantly valued on a multiple of revenue, revenue CAGR serves as both a measure of long-term strategic execution and a direct driver of franchise value.
The Compensation Committee seeks to ensure that target performance goals are ambitious and require meaningful revenue growth over the Performance Period, while threshold performance goals are intended to be achievable. Target performance levels are derived from the Company’s long-range strategic plan, which is reviewed annually by the Board. At
ATLANTA BRAVES HOLDINGS / 41

EXECUTIVE COMPENSATION
the target performance level, the award would vest at 100% of the target PSUs, and at or above the maximum performance level, the PSUs would vest at 200% of target. If the Company exceeds threshold levels but does not achieve target performance, payouts will be determined using linear interpolation. No PSUs will vest if the Company fails to achieve the threshold level of performance.
The Company’s long-range strategic plan is confidential, and, in the Company’s reasonable judgment, disclosure of specific performance targets would reasonably be expected to result in competitive harm. For this reason, the specific CAGR performance targets for the PSUs are not disclosed. The Company intends to disclose, following completion of the Performance Period, the achievement of revenue CAGR as a percentage of target, as well as the resulting PSU payout as a percentage of target.
Vesting of the PSUs is subject to the NEO’s continued employment with the Company, except as otherwise provided under the 2023 Incentive Plan and the applicable PSU award agreement, as described in greater detail under “Potential Payments Upon Termination or Change in Control”. Vested PSUs, if any, will be settled no later than March 31 of the calendar year following the conclusion of the Performance Period.
OTHER BENEFITS
Other benefits offered to our NEOs generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage.
Defined Contribution Plans. The Company sponsors the Atlanta Braves 401(k) Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. Under the Savings Plan, participants may contribute to their plan accounts a percentage of their eligible pay on a pre-tax or Roth 401(k) after-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides fully-vested matching contributions equal to 100% of the first 10% of eligible pay contributed on a pre-tax or Roth 401(k) after-tax basis by participating employees. The cost to the Company of the matching contributions made to the Savings Plan in 2025 in respect of NEOs under the Savings Plan are set forth in the Summary Compensation Table below.
Defined Benefit Plans. Certain of the Company’s Non-Uniformed personnel, including certain executive officers, participate in a defined benefit pension plan (the “Non-Uniformed Personnel Pension Plan”). Benefits under the Non-Uniformed Personnel Pension Plan generally are based on an employee’s years of service and compensation during the years immediately preceding retirement. The Company’s funding policy is to contribute amounts deductible for federal income tax purposes, which may vary from pension costs for financial reporting purposes. During October 2020, the Company amended and froze the Non-Uniformed Personnel Pension Plan, which limited future participation. Specifically, employees hired or re-hired on or after October 1, 2020 are not eligible to participate in the Non-Uniformed Personnel Pension Plan. Effective December 31, 2030, the Non-Uniformed Personnel Pension Plan will be permanently frozen to future benefit accruals. More information regarding the Non-Uniformed Personnel Pension Plan is provided in the Pension Benefits table under “Pension Benefits” below.
PERQUISITES
The Company provides certain perquisites to executive officers as described below. Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We did not provide gross-up payments to our executives last year. Additional information concerning perquisites received by each NEO is set forth in the Summary Compensation Table below.
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
an auto lease and allowance pursuant to their Executive Employment Agreements;

•
in the case of Messrs. Schiller and Plant, reimbursement of certain club dues pursuant to their Executive Employment Agreements; and

•
on occasion, Mr. McGuirk has had family members and other guests accompany him on the Company’s leased aircraft when traveling on business at nominal or no incremental cost to the Company.

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EXECUTIVE COMPENSATION
Aircraft Usage. In September 2014, a subsidiary of the Company entered into an aircraft time sharing agreement with St. Simons Management & Flight Operations, LLC (“St. Simons”), a company owned by Terence F. McGuirk. Under the agreement, St. Simons leases an aircraft to a subsidiary of the Company and provides a fully qualified flight crew for all operations on a periodic, non-exclusive time-sharing basis. The aircraft time sharing agreement does not provide Mr. McGuirk or any of the other NEOs with any personal use of the aircraft at the expense of the Company.
Event Tickets. From time-to-time certain employees, including NEOs (and their guests), will receive access to tickets to events at the Company’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites. However, NEOs are taxed on certain usage of tickets used by family or other associates based on an attendance threshold of the event.
TAX AND ACCOUNTING CONSIDERATIONS
In developing the 2025 compensation packages for the NEOs, pursuant to which certain elements of the NEOs’ compensation granted by Liberty Media was allocated to the Company following the Split-Off, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the NEOs may not be deductible due to the application of Section 162(m) of the Code. Our Compensation Committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the NEOs is not material relative to the benefit of being able to attract and retain talented management.
The Compensation Committee and management also consider the accounting implications of our executive officer compensation program. The expenses associated with executive compensation issued to our executive officers and other key associates are reflected in our financial statements. We account for stock-based compensation programs in accordance with the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation, which requires companies to recognize in the income statement the grant date fair value of equity-based compensation issued to executives over the vesting period of such awards.
RECOUPMENT PROVISIONS
In August 2023, the Board of Directors approved a policy for the recovery of erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq rules.
Specifically, the clawback policy requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that the Company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, the Company has maintained its recoupment provisions whereby the Company may require an executive to repay or return to the Company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our Compensation Committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our Compensation Committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of the Company’s common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or Company stock received by the executive (A) upon the exercise during that 12-month period of any
ATLANTA BRAVES HOLDINGS / 43

EXECUTIVE COMPENSATION
stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of Company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of Company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.
Additionally, we include in our equity-based award agreements a right, in favor of the Company, to require the executive to repay or return to the Company, upon a reasonable determination by our Compensation Committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or at any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or at any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
In light of market best practices and feedback received from our stockholders, the Compensation Committee, with assistance from its independent compensation consultant, FW Cook, reviewed the Company’s stock ownership guidelines against those of our comparator companies. As a result of that review, the Compensation Committee adopted updated Stock Ownership Guidelines designed to further align the interests of our leadership team with those of our stockholders. The guidelines apply to the Company’s executive officers and independent members of the Board.
Ownership Requirements:
•
Chief Executive Officer: Ownership with a value equal to 6× base salary

•
Other Executive Officers: Ownership with a value equal to 3× base salary

•
Independent Directors: Ownership with a value equal to 5× annual cash retainer

Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. Until the applicable ownership level is achieved, participants must retain 50% of net shares acquired upon the exercise of stock options or the vesting of equity awards granted on or after July 1, 2025. The ownership guidelines prescribe that the Compensation Committee evaluate executive officer performance against the guidelines on an annual basis. For purposes of our stock ownership guidelines, shares of our Series C common stock (BATRK) owned directly or otherwise beneficially owned by the director or executive officer, unvested time-based restricted stock units, and exercisable stock options granted before August 20, 2025 count towards the ownership totals under the guidelines.
As of March 27, 2026, all of our NEOs were in compliance with the guidelines.
For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee members whose names appear on the Compensation Committee Report below comprised the Compensation Committee during 2025. No member of our Compensation Committee during 2025 is or has been an officer or employee of the Company or has engaged in any related party transaction in which the Company was a participant.
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EXECUTIVE COMPENSATION
Compensation Committee Report

The Compensation Committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
Submitted by the Members of the Compensation Committee
Wonya Y. Lucas, Chair
Brian M. Deevy
Diana M. Murphy
ATLANTA BRAVES HOLDINGS / 45

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Terence F. McGuirk Chairman, President and Chief Executive Officer	2025	1,126,136	2,000,000	13,815,500	–	2,700,000	176,776	68,086	19,886,498
	2024	1,050,000	2,000,000	1,080,000	–	–	118,356	67,430	4,315,786
	2023	1,050,000	3,000,000	2,816,577	1,690,728	–	154,850	46,342	8,758,497
Derek G. Schiller Executive Vice President, Business	2025	2,100,000	–	4,725,450	–	1,620,000	140,816	63,948	8,650,214
	2024	2,000,000	–	750,000	–	1,058,400	35,492	66,394	3,910,286
Michael P. Plant Executive Vice President, Development	2025	1,300,000	–	4,775,450	–	877,500	113,074	69,504	7,135,528
	2024	1,200,000	–	800,000	–	588,000	69,591	69,820	2,727,411
Gregory J. Heller Executive Vice President, Chief Legal Officer and Secretary	2025	825,000	–	2,888,500	–	556,875	131,153	49,5234	4,451,051
	2024	800,000	–	550,000	–	392,000	29,548	45,464	1,817,012
Jill L. Robinson Executive Vice President, Chief Financial Officer and Treasurer	2025	825,000	–	2,888,500	–	556,875	80,530	58,034	4,408,939
	2024	800,000	–	550,000	–	392,000	41,018	52,964	1,835,982

(1)
Messrs. Schiller, Plant and Heller and Ms. Robinson were not NEOs for 2023.

(2)
For Mr. McGuirk, reflects a portion of the 2025 bi-annual bonus paid to Mr. McGuirk in December 2024 and the 2023 bi-annual bonus paid to Mr. McGuirk in May 2023, in accordance with Mr. McGuirk’s compensation arrangement.

(3)
Reflects the grant date fair value of RSUs and PSUs granted to the NEO in the applicable year. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the 2025 Fiscal Year (which are included in our 2025 Form 10-K). For PSUs, the grant date fair value is calculated using the target number of PSUs awarded to each NEO, which was the assumed probable outcome as of the grant date. Assuming, instead, the highest level of performance achievement as of the grant date, the aggregate grant date fair value of the PSU awards would have been as follows: Mr. McGuirk, $14,031,000; Mr. Schiller, $7,950,900; Mr. Plant, $7,950,900; Mr. Heller, $4,677,000; and Ms. Robinson, $4,677,000.

(4)
Reflects the grant date fair values of options granted to the NEO in the applicable year, computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the 2025 Fiscal Year (which are included in our 2025 Form 10-K).

(5)
Includes annual incentive bonuses earned with respect to the 2025, 2024 and, for Mr. McGuirk, 2023 fiscal years. For more detail, see above under “Compensation Discussion and Analysis—Annual Cash Incentive Bonuses.”

(6)
Reflects change in the Non-Uniformed Personnel Pension Plan value as used for accounting purposes according to U.S. generally accepted accounting principles (“GAAP”). For more detail, see below under “Pension Benefits.”

(7)
Includes the following amounts:

	NEOs
	Mr. McGuirk	Mr. Schiller	Mr. Plant	Mr. Heller	Ms. Robinson
Compensation related to personal use of corporate aircraft(a)	–	–	–	–	–
Life insurance premiums	9,888	4,902	9,144	2,622	4,902
Matching 401(k) contributions(b)	31,000	31,000	31,000	23,500	29,692
Travel expenses(c)	–	1,845	962	–	–
Club dues	–	5,000	5,000	–	–
Auto allowance / Lease	27,198	21,201	23,398	23,401	23,440
46 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
(a)
On occasion, Mr. McGuirk has had family members and other guests accompany him on the Company’s leased aircraft when traveling on business at nominal or no incremental cost to the Company. For more information, see “Perquisites—Aircraft Usage.”

(b)
NEOs participate in the Atlanta Braves 401(k) Plan. For more information, see “Compensation Discussion and Analysis—Other Benefits—Defined Contribution Plans.”

(c)
Family and/or associates occasionally travel alongside an executive resulting in additional expenses.

ATLANTA BRAVES HOLDINGS / 47

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
The following describes the material terms of Mr. McGuirk’s compensation arrangement, which was originally approved by the Liberty Media Compensation Committee in December 2022 and then modified by the Compensation Committee in June 2025, and the Executive Employment Agreements that were entered into prior to the Split-Off. Each Executive Employment Agreement also provides severance benefits in the event the respective executive officer’s employment is terminated under certain circumstances. For a description of the severance benefits, see “Potential Payments Upon Termination or Change in Control” below. Mr. McGuirk is not entitled to any severance payments or benefits in connection with the termination of his employment. Additionally, each Executive Employment Agreement was filed as an exhibit to our 2025 Form 10-K, which was filed on February 26, 2026 with the SEC.
TERENCE F. MCGUIRK
Mr. McGuirk’s compensation arrangement under the Legacy Program was approved by the Liberty Compensation Committee in December 2022 and provided for: (i) an annual base salary of $1,050,000; (ii) a bi-annual bonus resulting in total payments of $3,000,000 in 2023 and $4,000,000 originally payable in May 2025, of which $2,000,000 was paid in December 2024 and the remainder in May 2025; (iii) an annual RSU award, vesting on the first anniversary of the grant date, with a grant date value of $1,080,000; and (iv) a one-time, multi-year option and RSU award with a combined grant date fair value of $3,240,000, granted in 2023.
The Company assumed Mr. McGuirk’s Legacy Program compensation arrangement in connection with the Split-Off.
In 2025, the Compensation Committee approved the adjustments to Mr. McGuirk’s compensation and provided for (i) an annual base salary of $1,200,000 (effective June 27, 2025); (ii) an annual cash incentive bonus opportunity (based on the Company’s annual incentive bonus program) equal to $2,000,000; and (iii) long-term incentive awards aligned with the Compensation Committee’s historical equity award practices equal to $6,800,000.
Mr. McGuirk is not contractually entitled to any severance payments or benefits in the event his employment is terminated.
DEREK G. SCHILLER
Mr. Schiller’s employment agreement became effective January 1, 2023. The term of his agreement began on the effective date and ends December 31, 2027, provided that the term will automatically extend to December 31, 2028 if notice is not provided to Mr. Schiller by December 31, 2025 that the term will terminate on December 31, 2027. His employment agreement provides for an annual base salary of $2,100,000 for 2025 (with an annual increase of $100,000 each year thereafter and $200,000 if extended to December 31, 2028), an annual cash incentive bonus opportunity (based on pre-established Company and executive performance goals) equal to $1,200,000 for 2025 (with annual increases between $60,000 – $120,000 each year thereafter) and annual equity awards with an aggregate grant date fair value of $1,500,000.
MICHAEL P. PLANT
Mr. Plant’s employment agreement became effective March 15, 2023. The term of his agreement began on the effective date and ends December 31, 2027. His employment agreement provides for an annual base salary of $1,300,000 for 2025 (with an annual increase of $100,000 each year thereafter), an annual cash incentive bonus opportunity (based on pre-established Company and executive performance goals) equal to $650,000 for 2025 (with an annual increase of $50,000 each year thereafter) and annual equity awards with an aggregate grant date fair value of $1,600,000.
GREGORY J. HELLER
Mr. Heller’s employment agreement became effective March 6, 2023. The term of his agreement began on the effective date and ends December 31, 2027. His employment agreement provides for an annual base salary of $825,000 for 2025 (with an annual increase of $25,000 each year thereafter), an annual cash incentive bonus opportunity (based on pre-established Company and executive performance goals) equal to $412,500 for 2025 (with an annual increase of $12,500 each year thereafter) and annual equity awards with an aggregate grant date fair value of $1,100,000.
48 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
JILL L. ROBINSON
Ms. Robinson’s employment agreement became effective March 6, 2023. The term of her agreement began on the effective date and ends December 31, 2027. Her employment agreement provides for an annual base salary of $825,000 for 2025 (with an annual increase of $25,000 each year thereafter), an annual cash incentive bonus opportunity (based on pre-established Company and executive performance goals) equal to $412,500 for 2025 (with an annual increase of $12,500 each year thereafter) and annual equity awards with an aggregate grant date fair value of $1,100,000.
EQUITY INCENTIVE PLANS
The 2023 Incentive Plan is designed to provide additional remuneration to eligible officers and employees of the Company, our nonemployee directors and independent contractors providing services to us and to encourage their investment in our common stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2023 Incentive Plan (collectively, as used in this description of the 2023 Incentive Plan, “Awards”). The maximum number of shares of the Company’s common stock with respect to which awards may be granted is 7,250,000 shares, subject to anti-dilution and other adjustment provisions of the 2023 Incentive Plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of the Company’s common stock issuable pursuant to Awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by the Company, including shares purchased on the open market. The 2023 Incentive Plan is administered by the Compensation Committee with regard to all awards granted under the 2023 Incentive Plan (other than awards granted to the nonemployee directors which may be administered by our full Board of Directors or the Compensation Committee), and the Compensation Committee has full power and authority to determine the terms and conditions of such Awards. The 2023 Incentive Plan is the only incentive plan under which Awards were made during 2025.
ATLANTA BRAVES HOLDINGS / 49

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
The table below presents information regarding awards granted during the 2025 Fiscal Year to each NEO under the Company’s 2023 Incentive Plan, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of RSUs and PSUs.
NEO	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Terence F. McGuirk	–	$1,000,000	$2,000,000	$4,000,000
	6/30/2025				75,000	150,000	300,000				$7,015,500
	12/4/2025							176,212			$6,800,000
Derek G. Schiller	–	$600,000	$1,200,000	$2,400,000
	6/30/2025				42,500	85,000	170,000				$3,975,450
	12/4/2025							19,436			$750,000
Michael P. Plant	–	$325,000	$650,000	$1,300,000
	6/30/2025				42,500	85,000	170,000				$3,975,450
	12/4/2025							20,731			$800,000
Gregory J. Heller	–	$206,250	$412,500	$825,000
	6/30/2025				25,000	50,000	100,000				$2,338,500
	12/4/2025							14,253			$550,000
Jill L. Robinson	–	$206,250	$412,500	$825,000
	6/30/2025				25,000	50,000	100,000				$2,338,500
	12/4/2025							14,253			$550,000

(1)
Reflects the possible payouts under the Company’s annual incentive bonus program for performance in the 2025 Fiscal Year. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary as of such fiscal year end. The annual incentive bonus with respect to the Revenue, Adjusted OIBDA, Personal Goal Attainment and Qualitative Discretionary component for each NEO was capped at 200% for the 2025 Fiscal Year. The amounts of annual incentive bonus actually paid for performance in the 2025 Fiscal Year are disclosed in the Non-Equity Incentive Plan Compensation columns and related footnotes thereto of the Summary Compensation Table above. For more information regarding the terms of these annual incentive bonuses, please see “Compensation Discussion & Analysis—Elements of Our Compensation Program—Annual Incentive Bonus.”

(2)
Reflects PSUs granted to NEOs on June 30, 2025, which will be earned based on the Company’s performance over the three-year performance period commencing on January 1, 2025 and ending December 31, 2027. For more information regarding the PSU grants, please see “Elements of Our Executive Compensation Program—Equity Incentive Compensation—Performance Restricted Stock Units.”

(3)
Reflects RSUs granted to NEOs on December 4, 2025, which vest on December 4, 2026, subject to the NEOs continued employment through such date.

(4)
RSUs and PSUs have grant date fair values equal to the fair market value of the underlying stock on the date of grant in accordance with FASB ASC Topic 718. See Note 11 to the financial statements in our Annual Report on Form 10-K for the 2025 Fiscal Year filed with the SEC on February 26, 2026 for further discussion of the relevant assumptions used in calculating these amounts.

50 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options, unvested RSUs and unvested PSUs which were outstanding as of December 31, 2025 and held by the NEOs, including their legacy Liberty Media equity awards with respect to Liberty Media’s former Series C Liberty Braves common stock before the Split-Off and converted by the Company into equity awards with respect to our BATRK common stock in connection with the Split-Off.
	Option awards					Stock awards
Name	Grant Date(1)(2)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Terence F. McGuirk
	12/10/2020	380,526		$27.18	12/10/2027
	12/11/2023	76,113	38,057	$37.45	12/11/2030
	12/11/2023					15,042	$593,407
	12/4/2025					176,212	$6,951,563
	6/30/2025							150,000	$5,917,500
Derek G. Schiller
	12/10/2020	175,395		$27.18	12/10/2027
	12/11/2023	56,380	28,190	$37.45	12/11/2030
	12/11/2023					11,142	$439,552
	12/4/2025					19,436	$766,750
	6/30/2025							85,000	$3,353,250
Michael P. Plant
	12/10/2020	285,395		$27.18	12/10/2027
	12/11/2023	56,380	28,190	$37.45	12/11/2030
	12/11/2023					11,142	$439,552
	12/4/2025					20,731	$817,838
	6/30/2025							85,000	$3,353,250
Gregory J. Heller
	12/10/2020	80,263		$27.18	12/10/2027
	12/11/2023	38,761	19,381	$37.45	12/11/2030
	12/11/2023					7,661	$302,227
	12/4/2025					14,253	$562,281
	6/30/2025							50,000	$1,972,500
Jill L. Robinson
	12/10/2020	110,263		$27.18	12/10/2027
	12/11/2023	38,761	19,381	$37.45	12/11/2030
	12/11/2023					7,661	$302,227
	12/4/2025					14,253	$562,281
	6/30/2025							50,000	$1,972,500

(1)
Stock options and RSUs granted on December 11, 2023 vest in three equal installments on each of the first through third anniversaries of the date of grant subject to continued employment through the vesting date.

(2)
RSUs granted on December 4, 2025 fully vest on the first anniversary of the date of grant subject to continued employment through the vesting date.

(3)
Based on the closing price of the Company’s stock on December 31, 2025 ($39.45), the final trading day of the 2025 Fiscal Year.

(4)
PSUs granted on June 30, 2025 vest based on the level of achievement of compound annual growth rate of revenue during the performance period commencing on January 1, 2025 and ending on December 31, 2027, subject to continued employment through the vesting date (with certain exceptions). The number of the PSUs reflect an assumed level of achievement of target performance goals based on the Company’s performance as of December 31, 2025. Market value based on the closing price of the Company’s stock on December 31, 2025 ($39.45), the final trading day of the 2025 Fiscal Year.

ATLANTA BRAVES HOLDINGS / 51

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our NEOs, in each case, during 2025.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise(1)	Number of shares acquired on vesting(2)	Value realized on vesting
Terence F. McGuirk	–	–	42,042	$1,627,577
Derek G. Schiller	110,000	$1,855,200	29,892	$1,157,391
Michael P. Plant	–	–	31,142	$1,205,604
Gregory J. Heller	110,000	$1,673,699	21,410	$828,848
Jill L. Robinson	80,000	$1,187,684	21,410	$828,848

(1)
The value realized on option exercises is the difference between the market price of the underlying securities at exercise and the exercise or base price of the options.

(2)
Includes shares withheld in payment of withholding taxes at election of holder.

PENSION BENEFITS
The following table summarizes certain information for our NEOs under the Non-Uniformed Personnel Pension Plan, which is a defined benefit plan, for the 2025 Fiscal Year. In October 2020, the Non-Uniformed Personnel Pension Plan was amended to limit future participation. Specifically, employees hired or re-hired on or after October 1, 2020, are not eligible to participate in the Non-Uniformed Personnel Pension Plan. Effective December 31, 2030, the Non-Uniformed Personnel Pension Plan will be permanently frozen to future benefit accruals.
Name	Plan Name	Number of Years Credited Services	Present Value of Accumulated Benefit(1)(2)	Payments during Last Fiscal Year
Terence F. McGuirk	Non-Uniformed Personnel Pension Plan	19	$1,100,787	$100,106
Derek G. Schiller	Non-Uniformed Personnel Pension Plan	18	$858,152	–
Michael P. Plant	Non-Uniformed Personnel Pension Plan	19	$1,383,624	–
Gregory J. Heller	Non-Uniformed Personnel Pension Plan	18.58	$787,635	–
Jill L. Robinson	Non-Uniformed Personnel Pension Plan	6.67	$322,129	–

(1)
The actuarial present value of the accumulated plan benefit is based on the accrued benefit in each plan as of December 31, 2025, using the plan’s benefit formula and actual earnings and service through December 31, 2025. The calculation is based on the same assumptions used for financial reporting purposes under GAAP. The benefits in the “Pension Benefits” table above have been calculated using a normal retirement age of 65 (or current age if later), as defined in the Non-Uniformed Personnel Pension Plan. No “preretirement decrements” have been assumed (i.e., no preretirement death, disability or termination is assumed).

(2)
Key assumptions used to calculate the defined benefit value as of December 31, 2025 are as follows: (i) discount rate of 5.60%, (ii) Pri-2012 mortality table and MP-2021 to project future mortality improvements. No lump sum option is offered through the Non-Uniformed Personnel Pension Plan, so no lump sum payments were assumed upon retirement.

The key provisions of the Non-Uniformed Personnel Pension Plan applicable to our NEOs are as follows:
•
Benefit calculation. 2% of average pensionable earnings for each year of pension service up to 30 years. Average pensionable earnings is the average of an employee’s highest five consecutive plan years of annual earnings, during the ten-year period which ends on the earlier of the participant’s termination date or retirement date. Pension service was frozen for participants who elected to participate in the enhanced defined contribution plan effective December 31, 2020. However, all NEOs elected to continue accruing service in the Non-Uniformed Personnel Pension Plan.

52 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
•
Definition of  “compensation.” W-2 earnings, including any cafeteria plan deferrals, dependent care assistance deferrals, and any other employee deferrals to a qualified retirement plan, but excluding any reimbursements, fringe benefits, moving expenses, deferred compensation, welfare benefits, signing bonuses, severance, IRC Section 132 deductions taken pursuant to the Transportation Equity Act, and any earnings earned as a non-resident alien (assuming the employee earned no income in the US). MLB postseason shares are excluded from pensionable pay.

•
Vesting. Participants are vested after completing five years of vesting service (or upon death or retirement from active status).

•
Early Retirement Benefits. Pension benefit determined as of early retirement date, reduced 7/12% for each of the first 60 months and 1/3% for each of the next 60 months by which payment precedes the normal retirement date (age 65). Participants are eligible to retire before the normal retirement date upon attaining age 55 and completing ten years of vesting service.

•
Death Benefit. If not eligible for early or normal retirement, 50% of the pension benefit as of the date of death, reduced for the 50% joint and survivor election and reduced for payment as early as the participant’s 55th birthday. If eligible for early or normal retirement, 100% of the pension benefit as of the date of death, reduced for the 100% joint and survivor election and reduced for early commencement of payment.

•
Disability Benefit. None.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following narrative and table set forth the potential payments to each of our NEOs as if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2025, which was the last day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. Each Executive Employment Agreement provides severance benefits in the event the respective NEO’s employment is terminated under certain circumstances. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 31, 2025 (the last trading day in 2025) for our BATRK common stock, which was $39.45. For option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs and PSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
VOLUNTARY TERMINATION
Each of the NEOs holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with the Company for any reason, each NEO would typically only have a right to the equity grants that vested prior to his or her termination date. None of our NEOs would have been entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION WITHOUT CAUSE
If the employment of any of the NEOs (other than Mr. McGuirk) had been terminated without cause, then he or she would be entitled to receive, subject to execution of a release of claims: (i) severance equal to the sum of their base salary, annual incentive bonus opportunities and annual equity award value, in each case that would have been payable through the end of the applicable term of their Executive Employment Agreement, payable in semi-monthly installments; and (ii) reimbursement for COBRA payments for the lesser of the remaining term of their Executive Employment Agreement or 18 months.
In the event of termination without cause, (i) PSUs will remain outstanding and eligible to vest at the end of the performance period based on actual performance, prorated based on the number of months elapsed in the performance period prior to the NEO’s termination, and (ii) any outstanding options and RSUs will be forfeited.
ATLANTA BRAVES HOLDINGS / 53

EXECUTIVE COMPENSATION
RESIGNATION FOR GOOD REASON
If Mr. Schiller resigns for “Good Reason” (as defined in his Executive Employment Agreement), he would be entitled to receive, subject to execution of a release of claims, his then-current base salary in semi-monthly installments pursuant to regular payroll practices for the shorter of either (i) 12 months or (ii) the remainder of the term. None of our other NEOs have “Good Reason” rights under their respective Executive Employment Agreements.
DEATH
In the event of the death of any of the NEOs, outstanding options and RSUs would have been fully vested and PSUs remain outstanding and eligible to vest at the end of the performance period based on actual performance. None of our NEOs would have been entitled to any severance pay or other benefits from the Company if he or she had died while employed by the Company, assuming a termination date as of December 31, 2025.
DISABILITY
If the employment of any of the NEOs had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, outstanding options and RSUs would have been fully vested and PSUs remain outstanding and eligible to vest at the end of the performance period based on actual performance. None of our NEOs would have been entitled to any severance pay or other benefits from the Company upon a termination due to disability, assuming a termination date as of December 31, 2025.
TERMINATION FOR CAUSE
All outstanding options, RSUs and PSUs would be forfeited by any NEO who is terminated for “cause”. Unless there is a different definition in the applicable award agreement, the 2023 Incentive Plan and the transitional plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. None of our NEOs would have been entitled to any severance payments or other benefits upon a termination for cause.
CHANGE IN CONTROL
In the case of a change in control, outstanding options and RSUs awards held by the NEOs would become fully vested and PSUs would vest at the greater of “target” performance or actual performance measured as of the date of the change in control. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of the Company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of the Company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the Company or the dissolution of the Company.

In the case of a change in control described in the last bullet point, our Compensation Committee may determine not to accelerate the existing equity awards of the NEOs if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our NEOs’ existing unvested equity awards would vest in the case of a change in control described in the last bullet.
54 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Termination Without Cause	Death/ Disability	Termination for Cause	Change in Control (without termination)
Terence F. McGuirk
Cash Severance	–	–	–	–
COBRA Payments	–	–	–	–
Equity Acceleration(1)	$1,972,500	$13,538,584	–	$13,538,584
Total	$1,972,500	$13,538,584	–	$13,538,584
Derek G. Schiller
Cash Severance(2)	$15,640,000	–	–	–
COBRA Payments	$38,380	–	–	–
Equity Acceleration(1)	$657,500	$4,615,932	–	$4,615,932
Total	$16,335,800	$4,615,932	–	$4,615,932
Michael P. Plant
Cash Severance(3)	$7,550,000	–	–	–
COBRA Payments	$42,995	–	–	–
Equity Acceleration(1)	$1,117,750	$4,667,020	–	$4,667,020
Total	$8,710,745	$4,667,020	–	$4,667,020
Gregory J. Heller
Cash Severance(3)	$4,787,500	–	–	–
COBRA Payments	$29,634	–	–	–
Equity Acceleration(1)	$657,500	$2,875,770	–	$2,875,770
Total	$5,474,634	$2,875,770	–	$2,875,770
Jill L. Robinson
Cash Severance(3)	$4,787,500	–	–	–
COBRA Payments	$43,257	–	–	–
Equity Acceleration(1)	$657,500	$2,875,770	–	$2,875,770
Total	$5,488,257	$2,875,770	—	$2,875,770

(1)
For purposes of this table, the number and market value of the PSUs reflect an assumed level of achievement of target performance goals.

(2)
For Mr. Schiller, assumes term of Executive Employment Agreement automatically extends for an additional year through December 31, 2028 since notice of expiration of the term was not delivered by December 31, 2025.

(3)
Reflect two years remaining in the term of the applicable Executive Employment Agreement, which expires on December 31, 2027.

ATLANTA BRAVES HOLDINGS / 55

EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
DIRECTOR FEES
The Company’s nonemployee director compensation program was reviewed against the comparator group approved by the Compensation Committee in August 2025. Following this assessment, the Compensation Committee evaluated the program’s competitiveness and recommended changes to ensure alignment with market practices. As a result, the Compensation Committee recommended, and the Board approved, a $10,000 increase in the equity component of the nonemployee director compensation program. No changes were made to the cash component. The Company’s total compensation for nonemployee directors under the program approximates the median of the comparator group.
Therefore, each of our directors who is not an employee of, or service provider to, the Company was paid an annual fee of $220,000 (which we refer to as the “director fee”) for 2025, and each director received $115,000 of such director fee in RSUs which will vest one year from the date of grant, with the remaining $105,000 payable in cash (“cash director fee”). The awards issued to our directors with respect to their service on our Board in 2025 were issued in December 2025. See “Director RSU Grants” below.
Members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receive an additional annualized fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annualized fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the 2023 Incentive Plan are administered by the Compensation Committee (as delegated by the Board of Directors). Our Board of Directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2023 Incentive Plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, to encourage their investment in our stock, thereby increasing their proprietary interest in our business and aiding in attracting persons of exceptional ability to become nonemployee directors of the Company. Our Board of Directors may grant non-qualified stock options, stock appreciation rights (“SARs”), restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2023 Incentive Plan.
The maximum number of shares of the Company’s common stock with respect to which awards may be issued under the 2023 Incentive Plan is 7,250,000, subject to anti-dilution and other adjustment provisions of the respective plans. Under the 2023 Incentive Plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $1 million. Shares of the Company’s common stock issuable pursuant to awards made under the 2023 Incentive Plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by the Company.
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2023 Incentive Plan, on December 4, 2025, Mr. Deevy, Ms. Lucas and Ms. Murphy were each granted RSUs with respect to 2,981 shares of BATRK. The RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date.
STOCK OWNERSHIP GUIDELINES
In 2025, the Compensation Committee adopted updated Stock Ownership Guidelines. For additional details regarding the guidelines, see “Stock Ownership Guidelines and Hedging Policies” in the Compensation Discussion and Analysis.
56 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2025.
Name(1)	Fees Earned or Paid in Cash	Stock Awards(2)(3)	Option Awards	All Other Compensation	Total
Brian M. Deevy	$150,000	$115,000	–	–	$265,000
Wonya Y. Lucas	$145,000	$115,000	–	–	$260,000
Diana M. Murphy	$145,000	$115,000	–	–	$260,000

(1)
Mr. McGuirk, who served as a director of the Company in 2025 and is a NEO, received no compensation for serving as a director of the Company during 2025.

(2)
As of December 31, 2025, our nonemployee directors held the following equity in the Company (either directly or indirectly):

	Brian M. Deevy	Wonya Y. Lucas	Diana M. Murphy
Common Stock (#)
BATRA	1,024
BATRK	8,031	6,142	4,679
Options (#)
BATRK	6,709	1,510	5,210
RSUs (#)
BATRK	2,981	2,981	2,981

(3)
Reflects the grant date fair value of RSUs awarded, which has been computed based on the closing price of BATRK shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

ATLANTA BRAVES HOLDINGS / 57

EXECUTIVE COMPENSATION
CEO PAY RATIO
We are providing the following information about the relationship between the median annual total compensation of our employees and the total compensation of our Chairman, President and Chief Executive Officer on December 31, 2025, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2025, which consisted of employees located in the U.S. and the Dominican Republic representing all full-time, part-time, seasonal and temporary employees employed by the Company and its subsidiaries on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for the calendar year 2025, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2025. Additionally, we did not annualize the compensation of our temporary or seasonal employees. We also did not make any cost-of-living adjustments to the gross wages information.
We determined the median employee’s total compensation for the calendar year 2025, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$19,886,498
Median Employee Total Annual Compensation	$22,473
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	885:1
The Company believes this ratio is driven primarily by the seasonal and part-time nature of a significant portion of its workforce and the structure of the Chief Executive Officer’s long-term equity compensation.
58 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our principal executive officer and other NEOs and certain financial performance measures of the Company. For purposes of this section, the amount of compensation actually paid to our principal executive officer and other NEOs is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our NEOs in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	Current PEO(1)		Former PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income (in millions) ($)(6)	Revenue (in millions) ($)(7)
2025	19,886,498	18,639,310	0	0	6,161,433	5,488,140	BATRA	97.97	211.91	(23)	732
							BATRK	93.95
2024	4,315,786	3,697,068	2,992,246	3,902,414	2,094,477	1,878,374	BATRA	94.07	155.63	(31)	662
							BATRK	91.12
2023	0	0	2,196,335	1,401,000	2,442,870	2,278,622	BATRA	98.64	110.02	(125)	641
							BATRK	94.26

(1)
Our current principal executive officer (“Current PEO”) is Mr. McGuirk, and our former principal executive officer was Mr. Maffei (“Former PEO”). For 2025, our “Non-PEO NEOs” were Messrs. Schiller, Plant and Heller and Ms. Robinson. For 2024, “Non-PEO NEOs” were Messrs. Schiller, Plant and Heller and Ms. Robinson, and a prior NEO, Mr. Wendling, is also included. For 2023, our “Non-PEO NEOs” were Messrs. McGuirk and Wendling, Albert E. Rosenthaler and Renee L. Wilm.

(2)
Reflects, for Messrs. McGuirk and Maffei, the total compensation reported in the Summary Compensation Table and for the Non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

(3)
Represents the compensation actually paid to Messrs. McGuirk and Maffei, and to the Non-PEO NEOs, in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)				Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Change in Pension Value	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
Current PEO
2025	19,886,498	(13,815,500)	–	(176,776)	12,869,063	(75,637)	–	(48,338)	18,639,310
2024	4,315,786	(1,080,000)	–	(118,356)	1,033,020	(361,528)	–	(91,854)	3,697,068
2023	–	–	–	–	–	–	–	–	–
Former PEO
2025	–	–	–	–	–	–	–	–	–
2024	2,992,246	(1,351,998)	–	–	–	–	1,340,783	921,383	3,902,414
2023	2,196,335	–	–	–	–	(1,085,839)	1,237,231	(946,727)	1,401,000
Non-PEO NEOs
2025	6,161,433	(3,819,475)	–	(116,393)	3,340,162	(47,272)	–	(30,315)	5,488,140
2024	2,094,477	(546,435)	–	(43,912)	506,945	(108,763)	16,299	(40,237)	1,878,374
2023	2,442,870	(807,095)	(525,681)	–	1,424,146	–	68,454	(324,072)	2,278,622
ATLANTA BRAVES HOLDINGS / 59

EXECUTIVE COMPENSATION
(a)
Reflects, for Messrs. McGuirk and Maffei, the applicable amounts reported in the Summary Compensation Table and, for the Non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K include equity awards with respect to the Company’s common stock that were issued in connection with adjustments made to outstanding equity awards with respect to shares of Liberty Media’s former Series C Liberty Braves common stock in connection with the Split-Off.

(c)
Reflects, with respect to Messrs. McGuirk and Maffei, the fair value and, with respect to the Non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of the covered fiscal years.

(d)
Reflects, with respect to Messrs. McGuirk and Maffei, the change in fair value, and with respect to the Non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year when such awards were also granted in the covered fiscal year.

(e)
Reflects, with respect to Messrs. McGuirk and Maffei, the fair value, and with respect to the Non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year when such awards were also granted in the covered fiscal years.

(f)
Reflects, with respect to Messrs. McGuirk and Maffei, the change in fair value, and with respect to the Non-PEO NEOs, the average of the change in fair values, of awards which failed to meet vesting conditions in the covered fiscal year when such awards were granted in a prior fiscal year.

(4)
Represents the cumulative total stockholder return on an initial fixed $100 investment in each of our Series A and Series C common stock (Nasdaq: BATRA and BATRK) from December 30, 2022 through December 28, 2025.

(5)
Represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Media Index from December 30, 2022 through December 28, 2025.

(6)
Represents the amount of net income reflected in our consolidated financial statements for the covered fiscal year.

(7)
Represents the amount of revenue reflected in our consolidated financial statements for the covered fiscal year.

60 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return
The chart below shows the relationship between Compensation Actually Paid and Company Cumulative Total Shareholder Return for the covered years:
Compensation Actually Paid vs. Company TSR
Relationship Between Compensation Actually Paid and Net Income
The chart below shows the relationship between Compensation Actually Paid and Net Income for the covered years:
Compensation Actually Paid vs. Net Income
ATLANTA BRAVES HOLDINGS / 61

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Revenue
The chart below shows the relationship between Compensation Actually Paid and Revenue for the covered years:
Compensation Actually Paid vs. Revenue
Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
62 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2025 with respect to shares of the Company’s common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders
Atlanta Braves Holdings, Inc. Transitional Stock Adjustment Plan	2,076,270	$26.71	–(1)
Atlanta Braves Holdings, Inc. 2023 Omnibus Incentive Plan	1,957,845(2)	$37.44	4,726,424
Equity compensation plans not approved by stockholders	–	–	–

(1)
The Atlanta Braves Holdings, Inc. Transitional Stock Adjustment Plan governs the terms and conditions of awards with respect to the Company’s common stock that were granted in connection with the adjustments made to awards granted by Liberty Media with respect to its former Liberty Braves common stock. As a result, no further grants are permitted under this plan. The amounts reported for the transitional plan reflect 2,076,270 shares of BATRK to be issued upon exercise of outstanding options.

(2)
The 2023 Incentive Plan permits grants of, or with respect to, shares of any series of the Company’s common stock, subject to a single aggregate limit. The amounts reported for the 2023 Incentive Plan reflect 515,318 shares of BATRK to be issued upon exercise of outstanding options and 386,203 shares of BATRK to be issued upon the settlement of RSUs and 1,056,324 shares of BATRK to be issued upon the settlement of PSUs (assuming a maximum payout for purposes of this table only). The weighted average exercise price does not take into account RSUs or PSUs, which by their nature do not have an exercise price.

ATLANTA BRAVES HOLDINGS / 63

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of the Company’s common stock beneficially owned by each person or entity known by us to own more than 5% of the outstanding shares of any series of the Company’s voting stock. Beneficial ownership of the Company’s common stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to the Company’s common stock is given as of March 27, 2026 and, in the case of percentage ownership information, is based upon (1) 10,318,187 BATRA shares, (2) 977,751 BATRB shares and (3) 52,845,420 BATRK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all BATRA and BATRB shares. BATRK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series(12)	Voting Power(12)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	BATRA	557,039(1)(2)(3)	5.4%	50.0%
	BATRB	949,201(1)(3)(4)	97.1%
	BATRK	2,943,126(1)(2)(4)(5)(6)(7)	5.5%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	BATRA	3,214,705(8)	31.2%	16.0%
	BATRB	—	—
	BATRK	3,056,142(8)	5.7%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	BATRA	579,199(9)	5.6%	2.9%
	BATRB	—	—
	BATRK	3,325,450(10)	6.2%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	BATRA	733,932(11)	7.1%	3.7%
	BATRB	—	—
	BATRK	2,789,081(11)	5.2%

(1)
Includes 10,177 BATRA shares, 47,585 BATRB shares and 120,546 BATRK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (“Mrs. Malone”), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(2)
Includes 25,000 BATRA and 1,810 BATRK shares held by The Malone Family Land Preservation Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Includes 521,862 shares of BATRA and 3,669 shares of BATRB held in a revocable trust (the “JM Revocable Trust”) with respect to which Mr. Malone is trustee. Mr. Malone has the right to revoke such trust at any time.

(4)
Includes 887,079 shares of BATRB held by the Malone LLC. On August 21, 2024, Terence McGuirk and the JM Revocable Trust entered into an operating agreement whereby the JM Revocable Trust contributed 887,079 shares of BATRB to the Malone LLC. Mr. Malone is a member of the Malone LLC. Mr. McGuirk has the sole power to direct the voting with respect to certain routine matters pursuant to the Malone Voting Agreement and Mr. Malone has the sole power to direct the voting with respect to all other matters. See “Corporate Governance—Proxy and Voting Agreement,” above.

(5)
Includes 5,797 BATRK shares held by a trust which is managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children, and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(6)
Includes 9,603 BATRK shares held by a trust which is managed by an independent trustee and Mr. Evan Malone, one of Mr. Malone’s adult children, of which the beneficiary is Mr. Evan Malone and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

64 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(7)
Includes 142,836 BATRK shares held by a trust with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trust.

(8)
Based on (i) a Form 13D/A filed by GAMCO with the SEC on May 31, 2024, reporting beneficial ownership as of March 31, 2024. GAMCO reported that it has sole dispositive power with respect to 3,214,705 shares of BATRA, and sole dispositive power with respect to 3,056,142 shares of BATRK and no shared voting or dispositive power.

(9)
Based on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on July 16, 2025, reporting beneficial ownership as of June 30, 2025. BlackRock reported that it has sole voting power over 564,503 shares and sole dispositive power over 579,199 shares of BATRA.

(10)
Based on a Schedule 13G filed by BlackRock with the SEC on February 14, 2024, reporting beneficial ownership as of December 31, 2023. BlackRock reported that it has sole voting power over 3,273,174 shares and sole dispositive power over 3,325,450 shares of BATRK and no shared voting or dispositive power.

(11)
Based on a Schedule 13G and a Schedule 13G/A filed by The Vanguard Group (“Vanguard”) on January 30, 2026, reporting beneficial ownership as of December 31, 2025. Vanguard reported that it has shared voting power over 144,675 shares of BATRA and shared dispositive power over 733,932 shares of BATRA, and has shared voting power over 326,604 shares of BATRK and shared dispositive power over 2,789,081 shares of BATRK.

(12)
The ownership percentages set forth in this column are based on the assumption that each of the stockholders continued to own the number of shares reflected in the table above on March 27, 2026.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and NEOs and by all of our directors and executive officers as a group of shares of BATRA, BATRB and BATRK. The security ownership information with respect to the Company’s common stock is given as of March 27, 2026 and, in the case of percentage ownership information, is based upon (1) 10,318,187 BATRA shares, (2) 977,751 BATRB shares and (3) 52,845,420 BATRK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all BATRA and BATRB shares. BATRK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after March 27, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and NEOs as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of BATRB, though convertible on a one-for-one basis into shares of BATRA, are reported as beneficial ownership of BATRB only, and not as beneficial ownership of BATRA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series	Voting Power
Terence F. McGuirk Chairman, President and Chief Executive Officer	BATRA	—		44.1%(1)
	BATRB	887,079(1)	90.7%(1)
	BATRK	970,334(2)(4)	1.8%
Derek G. Schiller Executive Vice President, Business	BATRA	—	—	—
	BATRB	—	—
	BATRK	548,683(4)	1.0%
Michael P. Plant Executive Vice President, Development	BATRA	—	—	—
	BATRB	—	—
	BATRK	698,374(3)(4)(5)	1.3%
Gregory J. Heller Executive Vice President, Chief Legal Officer and Secretary	BATRA	—	—	—
	BATRB	—	—
	BATRK	141,766(4)	*
Jill L. Robinson Executive Vice President Chief Financial Officer and Treasurer	BATRA	—	—	—
	BATRB	—	—
	BATRK	148,485(4)	*
ATLANTA BRAVES HOLDINGS / 65

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series	Voting Power
DeRetta C. Rhodes Executive Vice President and Chief People and Culture Officer	BATRA	—	—	—
	BATRB	—	—
	BATRK	35,409(4)	*
Brian M. Deevy Director	BATRA	1,024(6)	*	*
	BATRB	—	—
	BATRK	13,939(4)(6)	*
Wonya Y. Lucas Director	BATRA	—	—	—
	BATRB	—	—
	BATRK	7,652(4)	*
Diana M. Murphy Director	BATRA	—	—	—
	BATRB	—	—
	BATRK	9,889(4)	*
All current directors and executive officers as a group (9 persons)	BATRA	1,024(6)	*	44.2%(1)
	BATRB	887,079(1)	90.7%(1)
	BATRK	2,574,531(2)(3)(4)(5)(6)	4.8%

*
Less than one percent

(1)
Includes 887,079 BATRB shares held by the Malone LLC. Pursuant to the Malone Voting Agreement, Mr. McGuirk has the sole and exclusive power to vote such shares with respect to the election of directors of the Company, the approval or authorization of executive compensation and other routine matters. See “Corporate Governance—Proxy and Voting Agreement” above.

(2)
Includes 265,000 BATRK shares held by a family trust for which Mr. McGuirk’s spouse is trustee and Mr. McGuirk’s children are beneficiaries.

(3)
Includes 55,503 BATRK shares held by Mr. Plant through his Grantor Retained Annuity Trust.

(4)
Includes beneficial ownership of BATRK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after March 27, 2026.

Name	BATRK stock options
Terence F. McGuirk	456,639
Derek G. Schiller	231,775
Michael P. Plant	341,775
Gregory J. Heller	119,024
Jill L. Robinson	69,024
DeRetta C. Rhodes	29,369
Brian M. Deevy	5,821
Wonya Y. Lucas	1,510
Diana M. Murphy	5,210
Total	1,261,035

(5)
Includes 184,418 BATRK shares pledged by Mr. Plant to a financial institution in connection with a line of credit.

(6)
Includes 24 BATRA shares and 87 BATRK shares held by the WJD Foundation, over which Mr. Deevy has sole voting power.

INSIDER TRADING POLICY
We have an insider trading policy (“Insider Trading Policy”) that governs the purchase, sale and other disposition of our securities by our employees, directors and consultants. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the exchange listing standards applicable to us. Among other things, our Insider Trading Policy prohibits our employees, directors and consultants from trading in our securities while in possession of material non-public information. The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to the full text of our Insider Trading Policy, a copy of which can be found as an exhibit to our 2025 Form 10-K.
66 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. As of March 27, 2026, none of our directors or NEOs have entered into any hedging arrangements applicable to the Company’s common stock.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.
ATLANTA BRAVES HOLDINGS / 67

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS
Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by the Company without the approval of the Audit Committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
Additionally, the charter of our Audit Committee requires that the Audit Committee review and approve all related party transactions (defined as those transactions required to be disclosed under Item 404 of Regulation S-K).
RELATED PARTY TRANSACTIONS
Aircraft Time Sharing Agreement. In September 2014, a subsidiary of the Company entered into an aircraft time sharing agreement with St. Simons Management & Flight Operations, LLC (“St. Simons”), a company owned by Terence F. McGuirk. Under the agreement, St. Simons leases an aircraft to a subsidiary of the Company and provides a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis. Payments under the agreement were approximately $346,352 during 2025 and $35,341 through February 28, 2026. The agreement may be terminated by either party upon written notice. This agreement was reviewed and approved by the Audit Committee, including the payments made under the agreement during 2025.
68 / 2026 PROXY STATEMENT

Appendix A
Appendix A

RECONCILIATION OF ADJUSTED OIBDA TO OPERATING INCOME (LOSS)
To provide investors with additional information regarding our financial results, this Proxy Statement includes a presentation of Adjusted OIBDA, which is a non-GAAP financial measure, for the Company together with reconciliations to operating income, as determined under GAAP. The Company defines “Adjusted OIBDA” as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, restructuring, acquisition and impairment charges, if applicable. However, the Company’s definition of Adjusted OIBDA may differ from similarly titled measures disclosed by other companies.
The Company believes Adjusted OIBDA is an important indicator of the operational strength and performance of its businesses by identifying those items that are not directly a reflection of each business’ performance or indicative of ongoing business trends. In addition, this measure allows management to view operating results and perform analytical comparisons and benchmarking between businesses and identify strategies to improve performance. Adjusted OIBDA should be considered in addition to, but not as a substitute for, operating income (loss), net earnings (loss), cash flow provided by (used in) operating activities and other measures of financial performance prepared in accordance with GAAP.
The following table provides a reconciliation of Adjusted OIBDA for the Company and Braves Holdings to operating income (loss) calculated in accordance with GAAP for the three and twelve months ended December 31, 2024, and December 31, 2025.
	Three months ended December 31,		Twelve months ended December 31,
(amounts in thousands)	2024	2025	2024	2025
Operating income (loss)	$(18,648)	$(49,792)	$(39,665)	$(13,527)
Impairment expense	—	30,131	—	30,131
Stock-based compensation	2,730	5,526	16,519	15,575
Depreciation and amortization	12,160	17,638	62,829	75,634
Atlanta Braves Holdings, Inc. Adjusted OIBDA	$(3,758)	$3,503	$39,683	$107,813
Baseball	$(13,447)	$(11,381)	$6,625	$51,104
Mixed-use development	11,833	18,294	45,448	68,527
Braves Holdings, LLC Adjusted OIBDA	(1,614)	6,913	52,073	119,631
Corporate and other	(2,144)	(3,410)	(12,390)	(11,818)
Atlanta Braves Holdings, Inc. Adjusted OIBDA	$(3,758)	$3,503	$39,683	$107,813
ATLANTA BRAVES HOLDINGS / 69

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O ATLANTA BRAVES HOLDINGS, INC.P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BATR2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 19, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V84533-P46310KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYATLANTA BRAVES HOLDINGS, INC. The Board of Directors recommends a vote FOR theNominee listed in Proposal 1.1. Director ElectionNominee:ForWithhold1a. Wonya Y. Lucas!!The Board of Directors recommends a vote FOR Proposal 2.2.The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For Against Abstain! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.V84534-P46310ATLANTA BRAVES HOLDINGS, INC.Annual Meeting of StockholdersMay 20, 2026, 9:30 a.m. Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Greg Heller and Jill Robinson, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 9:30 a.m., Eastern Time, on May 20, 2026, via a live webcast accessible at www.virtualshareholdermeeting.com/BATR2026, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE